UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21078

PIMCO New York Municipal Income Fund II
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)           (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371

Date of fiscal year end: May 31, 2006

Date of reporting period: May 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

     PIMCO Municipal Income Fund II
PIMCO California Municipal Income Fund II
PIMCO New York Municipal Income Fund II

A n n u a l   R e p o r t
M a y   31,   2 0 0 6

Contents

Letter to Shareholders	1

Performance & Statistics	2-4

Schedules of Investments	5-24

Statements of Assets and Liabilities	26

Statements of Operations	27

Statements of Changes in Net Assets	28-29

Notes to Financial Statements	30-36

Financial Highlights	38-43

Report of Independent Registered Public Accounting Firm	44

Privacy Policy/Proxy Voting Policies & Procedures	45

Tax Information	46

Dividend Reinvestment Plan	47

Board of Trustees	48

Principal Officers	49

PIMCO Municipal Income Funds II Letter to Shareholders

July 11, 2006

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (each a “Fund” and collectively, the “Funds”) for the fiscal year ended May 31, 2006.

During the fiscal twelve-month period, the Federal Reserve raised short-term interest rates eight times, a total increase of 2.00% . These actions, coupled with only modest increases in longer-term rates, caused the yield curve to flatten across almost all fixed-income sectors, including national and state-specific municipal bonds.

In this environment, the Funds posted positive returns. For the fiscal year ended May 31, 2006, PIMCO Municipal Income Fund II returned 6.01% on net asset value and 2.63% on market price, compared with 3.29% and 5.99%, respectively, for the Lipper Analytical General Municipal Debt Funds (Leveraged) average. PIMCO California Municipal Income Fund II returned 6.36% on net asset value and 5.50% on market price, compared to the Lipper Analytical California Municipal Debt Funds average, which returned 3.38% and 7.92%, respectively. PIMCO New York Municipal Income Fund II returned 6.75% on net asset value and 1.65% on market price, compared to 3.50% and 6.18%, respectively, for the Lipper Analytical New York Municipal Debt Funds average.

Please refer to the following pages for specific information about each of the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources are available on our Web site at www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Robert E. Connor	Brian S. Shlissel
Chairman	President & Chief Executive Officer

5.31.06 | PIMCO Municipal Income Funds II Annual Report 1

PIMCO Municipal Income Fund II Performance & Statistics
May 31, 2006 (unaudited)

Symbol:	Primary Investments:	Inception Date:
PML	Municipal fixed-income securities, the interest from which is exempt from federal income tax.	June 28, 2002

Objective:		Net Assets(1): : $1,367.8 million
To provide current income exempt from federal income tax.
Portfolio Manager: Mark McCray

Total Return(2):	Market Price	Net Asset Value (“NAV”)

1 Year	2.63%	6.01%
3 Years	6.15%	7.11%
Commencement of Operations (6/28/02) to 5/31/06	6.03%	7.76%

Common Share Market Price/NAV Performance: Commencement of Operations (6/28/02) to 5/31/06	Market Price/NAV:

	Market Price	$14.45

	NAV	$ 14.71

	Discount to NAV	(1.77)%

	Market Price Yield(3)	5.81%

	Moody’s Ratings (as a % of total investments)

(1) Inclusive of net assets attributable to market value of Preferred Shares outstanding of $505 million.

(2) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(3) Market Price Yield is determined by dividing the annualized current monthly per share dividend payable to common shareholders by the market price per common share at May 31, 2006.

2 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO California Municipal Income Fund II Performance & Statistics
May 31, 2006 (unaudited)

Symbol:	Primary Investments: Municipal fixed-income securities, the interest from which is exempt from federal and California State income tax.	Inception Date:
PCK		June 28, 2002

Objective: To provide current income exempt from federal and California State income tax.		Net Assets (1):
$703.4 million

Portfolio Manager: Mark McCray

Total Return(2):	Market Price	Net Asset Value (“NAV”)

1 Year	5.50%	6.36%
3 Years	6.49%	6.68%
Commencement of Operations (6/28/02) to 5/31/06	6.04%	7.22%

Common Share Market Price/NAV Performance: Commencement of Operations (6/28/02) to 5/31/06	Market Price/NAV:

	Market Price	$14.62

	NAV	$14.58

	Premium to NAV	0.27%

	Market Price Yield(3)	5.75%

	Moody’s Ratings (as a % of total investments)

(1) Inclusive of net assets attributable to market value of Preferred Shares outstanding of $260 million.

(2) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(3) Market Price Yield is determined by dividing the annualized current monthly per share dividend payable to common shareholders by the market price per common share at May 31, 2006.

5.31.06 | PIMCO Municipal Income Funds II Annual Report 3

PIMCO New York Municipal Income Fund II Performance & Statistics
May 31, 2006 (unaudited)

Symbol:	Primary Investments: Municipal fixed-income securities, the interest from which is exempt from federal, New York State and New York City income tax.	Inception Date:
PNI		June 28, 2002

Objective: To provide current income exempt from federal, New York State and New York City income tax.		Net Assets (1):
$244.1 million

Portfolio Manager: Mark McCray

Total Return(2):	Market Price	Net Asset Value (“NAV”)

1 Year	1.65%	6.75%
3 Years	5.40%	7.36%
Commencement of Operations (6/28/02) to 5/31/06	5.09%	7.32%

Common Share Market Price/NAV Performance: Commencement of Operations (6/28/02) to 5/31/06	Market Price/NAV:

	Market Price	$14.14

	NAV	$14.66

	Discount to NAV	(3.55)%

	Market Price Yield(3)	5.62%

	Moody’s Ratings (as a % of total investments)

(1) Inclusive of net assets attributable to market value of Preferred Shares outstanding of $90 million.

(2) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Investment return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(3) Market Price Yield is determined by dividing the annualized current monthly per share dividend payable to common shareholders by the market price per common share at May 31, 2006.

4 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MUNICIPAL BONDS & NOTES—89.9%
	Alabama—4.1%
$ 10,000	Birmingham Baptist Medical Centers Special Care Fac.
	Financing Auth. Rev., 5.00%, 11/15/30, Ser. A	Baa1/NR	$9,847,100
	Birmingham Waterworks & Sewer Board Rev. (MBIA),
1,145	5.00%, 1/1/27, Ser. B	Aaa/AAA	1,173,946
10,000	5.00%, 1/1/37, Ser. B	Aaa/AAA	10,167,600
15,000	Daphne Special Care Facs. Financing Auth. Rev.,
	zero coupon, 8/15/28, (Pre-refunded @ $100, 8/15/08) (a)	Aaa/AAA	13,798,800
1,750	Huntsville Health Care Auth. Rev., 5.75%, 6/1/32, Ser. B	A2/NR	1,856,242
16,580	Jefferson Cnty. Sewer Rev., 4.75%, 2/1/38, Ser. B
	(Pre-refunded @ $100, 8/1/12) (FGIC)(a)	Aaa/AAA	17,399,384

			54,243,072

	Alaska—0.3%
3,550	State Housing Finance Corp. Rev., 5.25%, 6/1/32,
	Ser. C (MBIA)	Aaa/AAA	3,572,081

	Arizona—0.1%
1,300	Health Fac. Auth. Hospital System Rev., 5.75%, 12/1/32	NR/BBB	1,352,052

	California—2.3%
9,610	Alameda Corridor Transportation Auth. Rev.,
	zero coupon, 10/1/16, Ser. A (AMBAC)	Aaa/AAA	6,088,992
	Golden State Tobacco Securitization Corp., Tobacco Settlement
	Rev., Ser. 2003-A-1
3,300	6.25%, 6/1/33	Baa3/BBB	3,591,456
9,000	6.75%, 6/1/39	Baa3/BBB	10,059,840
1,000	Rancho Cucamonga Community Facs. Dist., Special Tax,
	6.30%, 9/1/23, Ser. A	NR/NR	1,051,890
4,000	Southern California Public Power Auth., Transmission
	Project Rev., zero coupon, 7/1/13	Aa3/A+	2,973,000
	Univ. of California Rev.,
4,430	4.75%, 5/15/37, Ser. C (MBIA)	Aaa/AAA	4,401,427
2,900	4.75%, 5/15/38, Ser. B	Aa3/AA-	2,866,998

			31,033,603

	Colorado—5.1%
30,000	Dawson Ridge Dist. No. 1, GO, zero coupon, 10/1/22, Ser. A	Aaa/NR	13,788,000
5,000	Denver City & Cnty., CP, 5.50%, 12/1/25, Ser. B
	(Pre-refunded @ $101, 12/1/10) (AMBAC)(a)	Aaa/AAA	5,415,800
	Health Fac. Auth Rev.,
25,000	Catholic Health Initiatives, 5.50%, 3/1/32	Aa2/AA	26,496,500
18,305	Exempla, Inc., 5.625%, 1/1/33, Ser. A	A1/A-	18,959,038
6,500	Retirement Fac. Rev., Liberty Height, zero coupon, 7/15/22	Aaa/AAA	3,017,560

			67,676,898

	District of Columbia—1.3%
17,500	Washington D.C. Convention Center Auth. Tax Rev.,
	4.75%, 10/1/28 (AMBAC)	Aaa/AAA	17,536,925

5.31.06 | PIMCO Municipal Income Funds II Annual Report 5

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Florida—3.9%
$ 6,520	Brevard Cnty. Health Facs. Auth. Rev., 5.00%, 4/1/34	A2/A	$6,580,049
	Highlands Cnty. Health Facs. Auth. Rev.,
2,830	Adventist, 5.00%, 11/15/31, Ser. C	A2/A+	2,846,867
8,000	Adventist/Sunbelt, 6.00%, 11/15/31, Ser. A (Pre-refunded
	@ $101, 11/15/11) (a)	A2/A+	8,914,880
2,335	Hillsborough Cnty. Industrial Dev. Auth., Pollution Control Rev.,
	Tampa Electric Co. Project, 5.50%, 10/1/23	Baa2/BBB-	2,417,916
635	Hillsborough Cnty. Industrial Dev. Rev., Health Fac. Project,
	5.625%, 8/15/23	Baa2/BBB	657,809
7,135	Jacksonville Health Facs. Auth. Rev., 5.25%, 11/15/32, Ser. A	Aa2/AA	7,365,318
11,500	Lakeland Hospital System Rev., Regional Health System,
	5.50%, 11/15/32	A2/NR	12,049,930
3,000	Leesburg Hospital Rev., Leesburg Regional Medical
	Center Project,
	5.50%, 7/1/32	Baa1/BBB+	3,069,720
	Orange Cnty. Health Fac. Auth. Rev., Adventist Health System,
2,550	5.625%, 11/15/32	A2/A+	2,691,397
5,000	6.25%, 11/15/24	A2/A+	5,499,300
1,500	Winter Springs Water & Sewer Rev., zero coupon,
	10/1/29 (FGIC)	Aaa/AAA	482,820

			52,576,006

	Georgia—0.8%
4,000	Atlanta Water & Wastewater Rev., 5.00%, 11/1/39,
	Ser. A (MBIA)	Aaa/AAA	4,065,200
1,500	Grantor Trust Gov’t, CP, 4.75%, 6/1/28, Ser. A (MBIA)	Aaa/AAA	1,526,745
9,600	Richmond Cnty. Dev. Auth. Rev., zero coupon, 12/1/21	Aaa/NR	4,611,648

			10,203,593

	Hawaii—1.4%
19,170	Honolulu City & Cnty. Wastewater System Rev.,
	First Board Resolution,
	4.75%, 7/1/28 (FGIC)	Aaa/NR	19,338,888

	Illinois—20.2%
	Central Lake Cnty. Water Agcy. Rev., Ser. A (AMBAC),
3,610	5.125%, 5/1/28	Aaa/NR	3,742,343
8,150	5.125%, 5/1/32	Aaa/NR	8,412,104
5,050	Chicago, GO, 5.125%, 1/1/29, Ser. A (FGIC)	Aaa/AAA	5,203,318
	Chicago, Lake Shore East, Special Assessment,
3,162	6.625%, 12/1/22	NR/NR	3,387,387
6,700	6.75%, 12/1/32	NR/NR	7,185,281
5,110	Chicago, Neighborhoods Alive 21 Project, GO, 5.00%,
	1/1/33 (AMBAC)	Aaa/AAA	5,239,283
	Chicago Board of Education School Reform, GO (FGIC),
15,535	zero coupon, 12/1/16, Ser. A	Aaa/AAA	9,582,299
5,000	zero coupon, 12/1/28, Ser. A	Aaa/AAA	1,597,000
4,500	zero coupon, 12/1/31	Aaa/AAA	1,216,035

6 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Illinois—(continued)
	Chicago City Colleges, GO (FGIC),
$ 32,670	zero coupon, 1/1/37	Aaa/AAA	$7,305,012
29,145	zero coupon, 1/1/38	Aaa/AAA	6,186,318
32,670	zero coupon, 1/1/39	Aaa/AAA	6,581,371
7,000	Chicago Midway Airport Rev., 5.00%, 1/1/31, Ser. B (MBIA)	Aaa/AAA	7,116,900
5,000	Cicero, GO, 5.25%, 12/1/31 (MBIA)	Aaa/AAA	5,236,150
	Dev. Finance Auth. Retirement Housing Rev., Regency Park,
10,000	zero coupon, 7/15/23	NR/AAA	4,397,000
134,650	zero coupon, 7/15/25	NR/AAA	53,583,967
	Health Facs. Auth. Rev.,
5,000	Condell Medical Center Rev., 5.50%, 5/15/32	Baa2/NR	5,101,300
20,100	Elmhurst Memorial Healthcare, 5.625%, 1/1/28	A2/NR	20,875,257
	Metropolitan Pier & Exposition Auth. Rev. (MBIA),
60,000	zero coupon, 12/15/30	Aaa/AAA	18,477,600
50,000	zero coupon, 12/15/33	Aaa/AAA	13,189,500
2,460	zero coupon, 6/15/38	Aaa/AAA	512,197
4,500	Schaumburg, GO, 5.00%, 12/1/41, Ser. B (FGIC)	Aaa/AAA	4,584,105
10,000	State, GO, 5.00%, 3/1/34, Ser. A	Aa3/AA	10,250,700
68,470	State Sports Facs. Auth. Rev., zero coupon, 6/15/30 (AMBAC)	Aaa/AAA	59,835,248

			268,797,675

	Indiana—0.6%
	Brownsburg 1999 School Building Corp. Rev.,
	Ser. A, (Pre-refunded @ $100, 9/15/13) (FSA)(a),
1,000	5.00%, 9/15/25	Aaa/AAA	1,067,750
2,000	5.25%, 3/15/25	Aaa/AAA	2,166,880
4,125	Fort Wayne Pollution Control Rev., 6.20%, 10/15/25	B3/B	3,729,082
500	State Bank Rev., Hendricks, 5.25%, 4/1/30, Ser. D (AMBAC)	Aaa/AAA	518,470

			7,482,182

	Iowa—3.9%
46,000	Tobacco Settlement Auth. of Iowa Rev., zero coupon,
	6/1/34, Ser. B	Baa3/BBB	43,003,560
8,850	Tobacco Settlement Auth. Rev.,
	5.60%, 6/1/35, Ser. B, (Pre-refunded @ $101, 6/1/11) (a)	Baa3/AAA	9,611,631

			52,615,191

	Kansas—0.2%
2,800	Univ. of Kansas, Hospital Auth. Health Facs. Rev.,
	5.625%, 9/1/32	NR/A-	2,955,456

	Kentucky—0.8%
	Economic Dev. Finance Auth. Hospital Facs. Rev.,
2,500	Catholic Healthcare Partners, 5.25%, 10/1/30	Aa3/AA-	2,567,400
7,855	St. Luke’s Hospital, 6.00%, 10/1/19	A3/A	8,672,863

			11,240,263

	Louisiana—4.4%
20,400	Public Facs. Auth. Rev., Ochsner Clinic Foundation,
	5.50%, 5/15/32, Ser. B	A3/NR	20,621,952
36,395	Tobacco Settlement Financing Corp. Rev., 5.875%,
	5/15/39, Ser. 2001-B	Baa3/BBB	38,204,559

			58,826,511

5.31.06 | PIMCO Municipal Income Funds II Annual Report 7

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Maryland—0.1%
$ 1,000	State Health & Higher Educational Fac. Auth. Rev.,
	Adventist Healthcare, 5.75%, 1/1/25, Ser. A	Baa2/NR	$1,048,040

	Massachusetts—2.9%
1,300	Bay Transportation Auth. Rev., General Transportation System,
	4.75%, 3/1/21, Ser. A (MBIA)	Aaa/AAA	1,325,207
	State College Building Auth. Project Rev., Ser. B (XLCA),
5,560	5.50%, 5/1/28	Aaa/AAA	6,287,304
7,645	5.50%, 5/1/33	Aaa/AAA	8,649,171
5,000	5.50%, 5/1/39	Aaa/AAA	5,703,100
4,295	State Turnpike Auth. Rev., 4.75%, 1/1/34, Ser. A (AMBAC)	Aaa/AAA	4,236,330
12,050	State Water Res. Auth. Rev., 4.75%, 8/1/37, Ser. A (FSA)	Aaa/AAA	11,990,955

			38,192,067

	Michigan—2.6%
	Detroit City School Dist., GO (a),
8,500	5.00%, 5/1/32, Ser. A (Pre-refunded @ $100, 5/1/13) (FGIC)	Aaa/AAA	9,066,270
1,750	5.125%, 5/1/31, Ser. A (Pre-refunded @ $100, 5/1/12) (FSA)	Aaa/AAA	1,866,795
2,500	Detroit Water Supply System Rev., 5.00%, 7/1/30, Ser. A (FGIC)	Aaa/AAA	2,556,050
	State Hospital Finance Auth. Rev.,
5,000	Ascension Health, 5.25%, 11/15/26, Ser. B	Aa2/AA	5,145,600
	Oakwood Group, Ser. A,
13,500	5.75%, 4/1/32	A2/A	14,094,000
1,925	6.00%, 4/1/22	A2/A	2,065,987

			34,794,702

	Mississippi—0.3%
3,605	Business Finance Corp., Pollution Control Rev., 5.875%, 4/1/22	Ba1/BBB-	3,627,423
1,000	Dev. Bank Special Obligation, Projects & Equipment
	Acquisitions Rev.,
	5.00%, 7/1/24 (AMBAC)	Aaa/AAA	1,070,350

			4,697,773

	Missouri—0.2%
940	Hanley Road & North of Folk Ave. Transportation Dist. Rev.,
	5.00%, 10/1/25	NR/NR	920,551
1,500	St. Louis Parking Facs. Rev., Downtown Parking Fac.,
	6.00%, 2/1/28	NR/NR	1,507,695

			2,428,246

	Nevada—1.9%
3,400	Clark Cnty., GO, 5.00%, 6/1/31 (FGIC)	Aaa/AAA	3,463,036
	Reno Transportation Project Rev.,
	(Pre-refunded @ $100, 6/1/12) (AMBAC)(a),
3,960	5.125%, 6/1/27	Aaa/AAA	4,232,131
2,000	5.125%, 6/1/32	Aaa/AAA	2,137,440
3,500	5.125%, 6/1/37	Aaa/AAA	3,740,520
7,570	5.25%, 6/1/41	Aaa/AAA	8,140,400
3,290	Truckee Meadows Water Auth. Rev., 5.125%, 7/1/30,
	Ser. A (FSA)	Aaa/AAA	3,394,260

			25,107,787

8 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	New Hampshire—0.2%
$ 3,000	Health & Education Fac. Auth. Hospital Rev., Catholic Medical Center,
	6.125%, 7/1/32	Baa1/BBB+	$3,102,990

	New Jersey—2.6%
	Camden Cnty. Improvement Auth. Rev.,
	Cooper Health System, (Pre-refunded @ $102, 2/15/07) (a),
20	5.875%, 2/15/15	Baa3/BBB	20,688
40	6.00%, 2/15/27	Baa3/BBB	41,411
	Economic Dev. Auth., Kapkowski Landfill,
4,000	5.75%, 10/1/21	Baa3/NR	4,350,000
11,405	5.75%, 4/1/31	Baa3/NR	12,106,750
	Economic Dev. Auth. Rev., Arbor Glen,
525	6.00%, 5/15/28	NR/NR	536,666
225	6.00%, 5/15/28, Ser. A (Pre-refunded @ $102, 5/15/09) (a)	NR/NR	242,950
3,500	State Educational Facs. Auth. Rev., 6.00%, 7/1/25, Ser. D	NR/NR	3,792,845
	Tobacco Settlement Financing Corp. Rev.,
1,285	6.00%, 6/1/37	Baa3/BBB	1,347,412
3,095	6.125%, 6/1/42	Baa3/BBB	3,265,101
6,150	6.25%, 6/1/43	Baa3/BBB	6,674,165
2,500	6.75%, 6/1/39	Baa3/BBB	2,786,550

			35,164,538

	New Mexico—0.4%
5,000	Farmington Pollution Control Rev., 5.80%, 4/1/22	Baa2/BBB	5,065,450

	New York—2.9%
1,200	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev.,
	6.00%, 11/15/36	NR/NR	1,241,460
	Metropolitan Transportation Auth. Rev.,
10,600	5.00%, 11/15/30, Ser. A (FSA)	Aaa/AAA	10,863,516
10,000	5.25%, 11/15/32, Ser. B	A2/A	10,489,100
7,000	New York City Municipal Water Finance Auth.,
	Water & Sewer System Rev., 5.00%, 6/15/39, Ser. A	Aa2/AA+	7,153,090
6,700	State Dormitory Auth. Rev., Sloan-Kettering Center Memorial,
	5.00%, 7/1/34, Ser. 1	Aa2/AA	6,815,508
2,000	State Environmental Facs. Corp. Rev., 5.00%, 6/15/28	Aaa/AAA	2,069,400

			38,632,074

	Ohio—0.6%
7,500	Lorain Cnty. Hospital Rev., Catholic Healthcare, 5.375%, 10/1/30	Aa3/AA-	7,732,200

	Oklahoma—0.5%
6,500	Tulsa Cnty. Industrial Auth. Rev., Legacy Apartments,
	4.90%, 11/20/46 (FHA-GNMA)	Aaa/NR	6,488,495

	Pennsylvania—2.6%
	Allegheny Cnty. Hospital Dev. Auth. Rev., Ser. B,
550	9.25%, 11/15/15	Ba3/B+	655,165
1,000	9.25%, 11/15/22	Ba3/B+	1,190,760
5,700	9.25%, 11/15/30	Ba3/B+	6,787,332
	Cumberland Cnty. Auth. Retirement Community Rev.,
	Wesley Affiliated Services, Ser. A,
1,255	7.25%, 1/1/35	NR/NR	1,341,972
3,245	7.25%, 1/1/35, (Pre-refunded @ $101, 1/1/13) (a)	NR/NR	3,876,185

5.31.06 | PIMCO Municipal Income Funds II Annual Report 9

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Pennsylvania—(continued)
	Montgomery Cnty. Higher Education & Health Auth. Hospital Rev.,
	Abington Memorial Hospital, Ser. A,
$ 5,000	5.125%, 6/1/27	NR/A	$5,098,450
3,750	5.125%, 6/1/32	NR/A	3,808,275
3,000	Philadelphia, GO, 5.25%, 9/15/25 (FSA)	Aaa/AAA	3,119,070
5,000	Philadelphia Auth. Industrial Dev. Lease Rev.,
	5.25%, 10/1/30, Ser. B (FSA)	Aaa/AAA	5,173,450
500	Pittsburgh & Allegheny Cnty. Public Auditorium Auth. Rev.,
	5.00%, 2/1/29 (AMBAC)	Aaa/AAA	507,270
2,500	Radnor Township School Dist., GO, 5.00%, 2/15/35,
	Ser. B (FSA)	Aaa/NR	2,581,700

			34,139,629

	Puerto Rico—0.3%
4,200	Electric Power Auth., Power Rev., 5.125%, 7/1/29, Ser. NN	A3/BBB+	4,268,292

	Rhode Island—4.9%
62,000	Tobacco Settlement Financing Corp. Rev., 6.25%,
	6/1/42, Ser. A	Baa3/BBB	64,956,160
	South Carolina—5.9%
27,745	Greenville Cnty. School Dist. Rev., Building Equity
	Sooner Tomorrow,
	5.50%, 12/1/28, (Pre-refunded @ $101, 12/1/12) (a)	Aa3/AA-	30,500,911
18,120	Jobs Economic Dev. Auth. Rev., Bon Secours Health System,
	5.625%, 11/15/30	A3/A-	18,858,209
	Lexington Cnty., Health Services Dist. Hospital Rev.,
15,000	5.50%, 11/1/32	A2/A	15,704,250
3,500	5.50%, 5/1/37	A2/A	3,661,770
5,000	5.75%, 11/1/28	A2/A	5,331,350
3,250	Tobacco Settlement Rev. Management Auth. Rev.,
	6.375%, 5/15/28, Ser. B	Baa3/BBB	3,471,910
1,180	Transportation Infrastructure Rev., 5.00%, 10/1/29, Ser. A
	(Pre-refunded @ $100, 10/1/11) (AMBAC)(a)	Aaa/NR	1,249,336

			78,777,736

	Tennessee—0.3%
3,750	Knox Cnty. Health Educational & Housing Facs. Board Hospital Facs., Rev.,
	5.25%, 10/1/30	Aa3/AA-	3,859,350

	Texas—9.6%
	Arlington Independent School Dist. GO (PSF-GTD),
10	5.00%, 2/15/24	Aaa/AAA	10,229
990	5.00%, 2/15/24, (Pre-refunded @ $100, 2/15/09) (a)	Aaa/AAA	1,023,690
4,480	Aubrey Independent School Dist., GO, 5.50%,
	2/15/33 (PSF-GTD)	Aaa/NR	4,854,125
6,500	Brazos Cnty. Health Facs. Dev. Corp., Franciscan
	Services Corp. Rev.,
	5.375%, 1/1/32	NR/A-	6,693,115
2,700	Comal Cnty. Health Facs., McKenna Memorial Hospital Project Rev.,
	6.25%, 2/1/32	Baa3/BBB-	2,897,073
5,000	Dallas Area Rapid Transit Rev., 5.00%, 12/1/31 (AMBAC)	Aaa/AAA	5,093,600

10 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Texas—(continued)
$ 20,000	Frisco Independent School Dist., GO, zero coupon,
	8/15/34 (PSF-GTD)	Aaa/NR	$4,834,800
	Harris Cnty.,
19,750	GO, 5.125%, 8/15/31, (Pre-refunded @ $100, 8/15/12) (a)	Aa1/AA+	21,024,072
5,250	Health Facs. Dev. Corp. Rev., St. Luke’s Episcopal Hospital,
	5.375%, 2/15/26, Ser. A (Pre-refunded @ $100, 8/15/11) (a)	NR/AAA	5,631,045
25,000	Senior Lien Toll Road Rev., 5.00%, 8/15/30 (FSA)	Aaa/AAA	25,572,500
7,500	Keller Independent School Dist., GO, 4.875%, 8/15/31 (PSF-GTD)	Aaa/AAA	7,557,900
3,170	Little Elm Independent School Dist., GO,
	5.30%, 8/15/29, Ser. A (PSF-GTD)	NR/AAA	3,350,119
6,250	North Dallas Thruway Auth. Rev., 4.75%, 1/1/29 (FGIC)	Aaa/AAA	6,264,750
5,000	Quinlan Independent School Dist., GO, 5.10%, 2/15/32 (PSF-GTD)	Aaa/NR	5,151,450
	State Turnpike Auth. Central Turnpike System Rev.,
	Ser. A (AMBAC),
10,000	zero coupon, 8/15/19	Aaa/AAA	5,417,400
8,880	5.00%, 8/15/42	Aaa/AAA	8,997,305
	State Water Financial Assistance, GO,
3,250	5.00%, 8/1/36	Aa1/AA	3,322,312
1,650	5.25%, 8/1/35	Aa1/AA	1,720,142
8,000	Wichita Falls Water & Sewer Rev., 5.00%, 8/1/27 (AMBAC)	Aaa/AAA	8,178,080

			127,593,707

	Virginia—0.5%
	Fredericksburg Industrial Dev. Medicorp Health System Rev., Ser. B,
2,500	5.125%, 6/15/33	A3/NR	2,525,125
4,000	5.25%, 6/15/27	A3/NR	4,070,160

			6,595,285

	Washington—0.4%
5,000	Tacoma Sewer Rev., 5.00%, 12/1/31, Ser. A (FGIC)	Aaa/AAA	5,096,000

	Wisconsin—0.8%
	Badger Tobacco Asset Securitization Corp.,
1,125	6.00%, 6/1/17	Baa3/BBB	1,184,378
8,240	6.125%, 6/1/27	Baa3/BBB	8,718,991
	State Health & Educational Facs. Auth. Rev.,
	Froedert & Community Health Oblig.,
90	5.375%, 10/1/30	NR/AA-	93,084
910	5.375%, 10/1/30, (Pre-refunded @ $101, 10/1/11) (a)	NR/AA-	987,250

			10,983,703

	Total Municipal Bonds & Notes (cost-$1,110,676,405)		1,198,174,620

	VARIABLE RATE NOTES (e)—7.5%
	Alabama—0.9%
3,600	Birmingham Waterworks & Sewer Board Rev.,
	11.38%, 1/1/33, Ser. 947 (MBIA) (b)(d)	Aaa/NR	4,422,600
4,450	Jefferson Cnty. Sewer Rev., 11.31%, 2/1/36, Ser. 352 (FGIC) (b)(d) Aaa/NR		5,519,291
1,400	Montgomery Special Care Fac., Financing Auth. Rev.,
	10.12%, 11/15/29, Ser. 435 (MBIA) (b)(d)	Aaa/NR	1,542,240

			11,484,131

5.31.06 | PIMCO Municipal Income Funds II Annual Report 11

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Colorado—0.2%
$ 2,250	Denver City & Cnty. Airport Rev., 10.12%, 11/15/25,
	Ser. 425 (FSA) (b)(d)	Aaa/NR	$2,553,075

	Florida—0.5%
1,782	Orange Cnty. School Board, CP, 10.12%, 8/1/24,
	Ser. 328 (MBIA) (b)(d)	Aaa/NR	2,213,779
3,241	State Governmental Utilities Auth. Rev.,
	10.12%, 10/1/29, Ser. 327 (AMBAC) (b)(d)	Aaa/NR	3,697,981
1,000	Sumter Landing Community Dev. Dist. Rev.,
	8.90%, 10/1/35, Ser. 1208 (MBIA) (b)(d)	Aaa/AAA	937,300

			6,849,060

	Illinois—0.7%
	Chicago, GO (b)(d),
1,780	10.75%, 1/1/28, Ser. 332 (MBIA)	Aaa/NR	2,018,342
2,200	12.62%, 1/1/40, Ser. 426 (FGIC)	Aaa/NR	2,772,000
1,288	Cook Cnty., GO, 10.12%, 11/15/28, Ser. 403 (FGIC) (b)(d)	Aaa/NR	1,486,867
2,000	State, GO, 11.38%, 4/1/27, Ser. 783 (FSA) (b)(d)	Aaa/NR	2,494,600

			8,771,809

	Louisiana—0.3%
4,000	Tobacco Settlement Financing Corp. Rev., 7.090%, 5/15/39 (b)(d)	NR/NR	4,397,760

	Massachusetts—1.8%
1,400	Boston Water & Sewer Community Rev.,
	10.17%, 11/1/28, Ser. 434 (FGIC) (b)(d)	Aaa/NR	1,537,830
2,900	Massachusetts Bay Transportation Auth., Special Assessment,
	9.19%, 7/1/34 (b)(d)	Aa1/NR	2,810,535
2,200	State, GO, 11.42%, 11/1/30, Ser. 785 (FGIC-TCRS) (b)(d)	Aaa/NR	3,040,620
	State Turnpike Auth. Rev. (b)(d),
7,366	10.16%, 1/1/37, Ser. 334 (MBIA)	Aaa/NR	7,744,981
5,668	10.16%, 1/1/39, Ser. 335 (AMBAC)	Aaa/NR	6,099,760
3,000	10.17%, 1/1/37, Ser. 489 (MBIA)	NR/AAA	3,154,350

			24,388,076

	Nevada—0.2%
2,200	State, GO, 10.12%, 5/15/28, Ser. 344 (FGIC) (b)(d)	Aaa/NR	2,338,358

	New York—0.3%
2,000	Liberty Dev. Corp. Rev., 11.48%, 10/1/35, Ser. 1207 (b)(d)	Aa3/NR	2,836,300
950	New York City Municipal Water Finance Auth.,
	Water & Sewer System Rev., 10.23%, 6/15/37, Ser. 1226 (b)(d)	Aa2/NR	1,071,362

			3,907,662

	Ohio—0.1%
1,580	Hamilton Cnty. Sales Tax Rev., 10.12%, 12/1/27,
	Ser. 356 (MBIA) (b)(d)	Aaa/NR	1,775,841

	Pennsylvania—0.6%
3,050	Philadelphia Auth. Industrial Dev. Rev., Doubletree, 6.50%, 10/1/27,
	(Pre-refunded @ $102, 2/1/07) (a)	NR/NR	3,164,772
	Philadelphia School Dist., GO (MBIA) (b)(d),
1,670	8.88%, 4/1/27, Ser. 345	Aaa/NR	1,713,253
2,677	8.88%, 4/1/27, Ser. 496	NR/AAA	2,746,334

			7,624,359

12 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Texas—1.1%
$ 2,460	Denton Utility System Rev., 10.75%, 12/1/29,
	Ser. 428 (MBIA) (b)(d)	Aaa/NR	$2,734,905
1,100	Houston Airport System Rev., 10.12%, 7/1/25,
	Ser. 404 (FGIC) (b)(d)	Aaa/NR	1,175,350
	Houston Water & Sewer System Rev. (b)(d),
2,200	10.12%, 12/1/28, Ser. 427 (FSA)	Aaa/NR	2,678,610
3,070	11.38%, 12/1/30, Ser. 495 (FGIC)	NR/AAA	4,026,152
2,000	Sabine River Auth. Rev., 5.20%, 5/1/28	Baa2/BBB-	2,041,660
2,005	State, GO, 8.88%, 4/1/35, Ser. 1147 (b)(d)	NR/NR	2,004,398

			14,661,075

	Utah—0.7%
8,830	Utah Transit Auth. Rev., 8.90%, 6/15/35, Ser. 1197 (FSA) (b)(d)	Aaa/AAA	8,691,369

	Washington—0.1%
1,820	Central Puget Sound Regional Transit Auth. Sales Tax & Motor Rev.,
	8.88%, 2/1/28, Ser. 360 (FGIC) (b)(d)	Aaa/NR	1,864,772

	Total Variable Rate Notes (cost-$87,503,264)		99,307,347

	VARIABLE RATE DEMAND NOTES (e)(f)—2.1%
	California—0.7%
1,900	Oxnard Financing Auth. Rev., 3.46%, 6/1/06 (AMBAC)	NR/A-1+	1,900,000
6,700	State Department of Water Res. Rev., 3.62%, 6/1/06	VMIG1/A-1+	6,700,000
500	Turlock Irrigation Dist., CP, 3.50%, 6/1/06	NR/A-1+	500,000

			9,100,000

	Kentucky—0.0%
690	Shelby Cnty. Lease Rev., 3.57%, 6/1/06, Ser. A	VMIG1/NR	690,000

	Massachusetts—0.1%
1,200	Commonwealth of Massachusetts Rev., GO, 3.52%, 6/1/06, Ser. B	VMIG1/A-1+	1,200,000

	Missouri—0.5%
4,800	State Dev. Finance Board, Nelson Gallery Rev.,
	3.56%, 6/1/06, Ser. B (MBIA)	VMIG1/A-1+	4,800,000
2,100	State Health & Educational Facs. Auth., Washington Univ. Rev.,
	3.57%, 6/1/06, Ser. A	VMIG1/A-1+	2,100,000

			6,900,000

	New York—0.6%
7,400	New York City, GO, 3.56%, 6/1/06	VMIG1/A-1+	7,400,000

	Texas—0.1%
1,800	State Water Dev. Board Rev., 3.50%, 6/1/06	VMIG1/A-1+	1,800,000

	Utah—0.1%
1,400	Cnty. of Weber, 3.57%, 6/1/06, Ser. C	VMIG1/A-1+	1,400,000

	Total Variable Rate Demand Notes (cost-$28,489,941)		28,490,000

	U.S. TREASURY BILLS (g)—0.5%
6,585	4.49%-4.65%,6/1/06-6/15/06 (cost-$6,574,548)		6,574,548

	Total Investments (cost-$1,233,244,158)—100.0%		$1,332,546,515

See accompanying Notes to Financial Statements | 5.31.06 | PIMCO Municipal Income Funds II Annual Report 13

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

CALIFORNIA MUNICIPAL BONDS & NOTES—84.2%
$ 2,000	ABC Unified School Dist., GO, zero coupon, 8/1/23, Ser. B (FGIC)	Aaa/AAA	$880,480
1,000	Alpine Union School Dist., GO, zero coupon, 8/1/24, Ser. B (FSA)	Aaa/AAA	436,380
8,115	Anaheim City School Dist., GO,
	5.00%, 8/1/26, (Pre-refunded @ $101, 8/1/11) (FGIC)(a)	Aaa/AAA	8,684,673
	Assoc. of Bay Area Gov’ts Finance Auth. Rev., Odd Fellows Home,
5,300	5.20%, 11/15/22	NR/A+	5,478,451
26,000	5.35%, 11/15/32	NR/A+	26,841,880
23,000	Bakersfield, CP, zero coupon, 4/15/21	NR/AAA	11,332,560
2,000	Bay Area Gov’t Assoc. Lease Rev., 5.00%, 7/1/32,
	Ser. 2002-1 (AMBAC)	Aaa/AAA	2,045,240
1,945	Bay Area Gov’t Assoc., Windmere Ranch Dist. 99-1,
	Special Assessment,
	6.30%, 9/2/25	NR/NR	2,066,524
1,085	Capistrano Unified School Dist., Community Fac. Dist., Special Tax,
	5.70%, 9/1/20, (Pre-refunded @ $102, 9/1/09) (a)	NR/NR	1,171,258
1,090	Cathedral City Cove Improvements Dist. 04-02,
	Special Assessment, 5.00%, 9/2/30	NR/NR	1,074,849
2,300	Ceres Unified School Dist., GO, zero coupon, 8/1/27 (FGIC)	Aaa/AAA	706,284
	Chula Vista, Special Tax,
1,160	6.05%, 9/1/25, (Pre-refunded @ $102, 9/1/10) (a)	NR/NR	1,286,788
2,500	6.10%, 9/1/32, (Pre-refunded @ $102, 9/1/10) (a)	NR/NR	2,778,125
1,825	6.15%, 9/1/26	NR/NR	1,924,937
4,380	6.20%, 9/1/33	NR/NR	4,619,411
	Clovis Unified School Dist., GO, Ser. B (FGIC),
2,000	zero coupon, 8/1/23	Aaa/AAA	880,480
3,535	zero coupon, 8/1/25	Aaa/AAA	1,401,133
2,500	zero coupon, 8/1/27	Aaa/AAA	890,400
1,410	Community College Financing Auth. Lease Rev., 5.00%, 8/1/27,
	Ser. A (AMBAC)	Aaa/AAA	1,450,904
	Corona-Norco Unified School Dist., Public Financing Auth.,
	Special Tax, Ser. A,
1,110	5.10%, 9/1/25 (AMBAC)	Aaa/AAA	1,139,115
210	5.55%, 9/1/15	NR/NR	210,968
305	5.65%, 9/1/16	NR/NR	306,400
160	5.75%, 9/1/17	NR/NR	161,234
530	6.00%, 9/1/20	NR/NR	536,254
1,000	6.00%, 9/1/25	NR/NR	1,011,280
4,150	6.10%, 9/1/32 (AMBAC)	NR/NR	4,213,952
2,800	Cotati Redev. Agcy., Tax Allocation, 5.00%, 9/1/31, Ser. A (MBIA)	Aaa/AAA	2,831,920
3,000	Dinuba Financing Auth. Lease Rev., 5.10%, 8/1/32 (MBIA)	Aaa/AAA	3,068,100
	Educational Facs. Auth. Rev.,
3,475	Loyola Marymount Univ., zero coupon,10/1/34 (MBIA)	Aaa/NR	843,938
2,000	Woodbury Univ., 5.00%, 1/1/36	Baa3/BBB-	1,942,800
4,520	Elk Grove Unified School Dist., Community Facs. Dist. No. 1,
	Special Tax,
	4.75%, 12/1/33 (MBIA)	AAA/AAA	4,506,214
	Empire Union School Dist., Special Tax (AMBAC),
1,560	zero coupon, 10/1/30	Aaa/AAA	462,680
1,265	zero coupon, 10/1/32	Aaa/AAA	336,907

14 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$ 1,000	Escondido Union School Dist., GO, zero coupon, 8/1/27 (FSA)	Aaa/AAA	$356,160
2,440	Eureka Union School Dist., GO, zero coupon, 8/1/27 (FSA)	Aaa/AAA	869,030
	Foothill Eastern Corridor Agcy. Toll Road Rev.,
7,100	zero coupon, 1/1/25, Ser. A	Aaa/AAA	2,979,799
3,270	zero coupon, 1/1/26, Ser. A	Aaa/AAA	1,292,304
1,500	zero coupon, 1/15/27 (MBIA-IBC)	Aaa/AAA	1,370,850
3,780	zero coupon, 1/1/28, Ser. A	Aaa/AAA	1,338,763
17,860	zero coupon, 1/1/30, Ser. A	Aaa/AAA	5,679,480
400	Franklin-McKinley School Dist., GO,
	5.00%, 8/1/27, Ser. B (Pre-refunded @ $100, 8/1/13) (FSA)(a)	Aaa/AAA	429,288
1,440	Fremont Community Facs. Dist. No. 1, Special Tax, 5.30%, 9/1/30	NR/NR	1,439,870
	Golden State Tobacco Securitization Corp., Ser. 2003-A-1,
11,700	6.25%, 6/1/33	Baa3/BBB	12,733,344
36,200	6.75%, 6/1/39	Baa3/BBB	40,462,912
	Health Facs. Finance Auth. Rev. (CA Mtg. Ins.),
5,500	5.125%, 1/1/22	NR/A+	5,665,110
3,875	5.25%, 1/1/26	NR/A+	3,998,574
2,115	5.375%, 11/1/20	NR/A+	2,220,412
4,000	Adventist Health System, 5.00%, 3/1/33	NR/A	4,008,760
565	Catholic Healthcare West, 5.00%, 7/1/28,
	(Pre-refunded @ $101, 7/1/08) (a)	A3/A-	547,154
1,750	Huntington Beach Community Facs. Dist., Special Tax,
	6.30%, 9/1/32	NR/NR	1,791,388
	Industry Urban Dev. Agcy., Tax Allocation (MBIA),
1,045	Transportation Dist. 2, 4.75%, 5/1/21	Aaa/AAA	1,065,660
1,035	Transportation Dist. 3, 4.75%, 5/1/21	Aaa/AAA	1,055,462
200	Infrastructure & Economic Dev. Bank Rev., Bay Area Toll Bridges,
	5.00%, 7/1/36, (Pre-refunded @ $100, 1/1/28) (AMBAC)(a)	Aaa/AAA	214,570
7,000	Irvine Improvement Board Act 1915, Special Assessment,
	5.70%, 9/2/26	NR/NR	7,206,430
1,000	Irvine Unified School Dist., Special Tax, 5.125%, 9/1/36, Ser. A	NR/NR	1,003,480
1,900	Jurupa Unified School Dist., GO, zero coupon, 5/1/27 (FGIC)	Aaa/AAA	676,704
2,450	Kings Canyon JT Unified School Dist., GO, zero coupon,
	8/1/27 (FGIC)	Aaa/AAA	872,592
5,300	Livermore-Amador Valley Water Management Agcy. Rev.,
	5.00%, 8/1/31, Ser. A (AMBAC)	Aaa/AAA	5,395,983
5,935	Long Beach Unified School Dist., GO, 5.00%, 8/1/27, Ser. C (MBIA)Aaa/NR		6,086,699
	Los Angeles, CP (MBIA),
9,895	5.00%, 2/1/27	Aaa/AAA	10,129,116
2,685	5.00%, 10/1/27, Ser. AU	Aaa/AAA	2,755,025
7,200	Los Angeles, Wastewater System Rev., 5.00%, 6/1/30,
	Ser. A (FGIC)	Aaa/AAA	7,375,752
1,000	Manhattan Beach Unified School Dist., GO, zero coupon,
	9/1/25 (FGIC)	Aaa/AAA	394,760
7,295	Manteca Redev. Agcy., Tax Allocation, 5.00%, 10/1/32 (FSA)	Aaa/AAA	7,464,025
	Manteca Unified School Dist., Special Tax (MBIA),
2,365	zero coupon, 9/1/25	Aaa/AAA	924,904
5,330	5.00%, 9/1/29, Ser. C	Aaa/AAA	5,426,740
4,000	Merced Cnty., CP, Juvenile Justice Correctional Fac.,
	5.00%, 6/1/32 (AMBAC)	Aaa/NR	4,070,320

5.31.06 | PIMCO Municipal Income Funds II Annual Report 15

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Modesto Elementary School Dist. Stanislaus Cnty., GO,
	Ser. A (FGIC),
$ 2,615	zero coupon, 8/1/23	Aaa/AAA	$1,141,631
2,705	zero coupon, 8/1/24	Aaa/AAA	1,119,248
2,000	zero coupon, 5/1/27	Aaa/AAA	713,740
2,150	Modesto High School Dist. Stanislaus Cnty., GO, zero coupon,
	8/1/26, Ser. A (FGIC)	Aaa/AAA	808,787
1,000	Modesto Public Financing Auth. Lease Rev., 5.00%,
	9/1/29 (AMBAC)	Aaa/AAA	1,026,370
2,385	Monrovia Financing Auth. Lease Rev., Hillside
	Wilderness Preserve,
	5.125%, 12/1/31 (AMBAC)	Aaa/AAA	2,472,172
	Montebello Unified School Dist., GO,
1,500	zero coupon, 8/1/24 (FGIC)	Aaa/AAA	626,175
1,485	zero coupon, 8/1/24 (FSA)	Aaa/AAA	619,913
2,830	zero coupon, 8/1/25 (FGIC)	Aaa/AAA	1,121,699
2,775	zero coupon, 8/1/27 (FGIC)	Aaa/AAA	988,344
4,700	Moreno Valley Unified School Dist. Community Facs. Dist.,
	Special Tax, 5.20%, 9/1/36	NR/NR	4,629,171
2,400	Morgan Hill Unified School Dist., GO, zero coupon, 8/1/23 (FGIC)	Aaa/AAA	1,056,576
1,500	Mountain View-Whisman School Dist., GO, 5.00%, 6/1/27,
	Ser. D (MBIA)	Aaa/AAA	1,547,265
1,800	Murrieta Redev. Agcy., Tax Allocation, 5.00%, 8/1/32 (MBIA)	Aaa/AAA	1,841,022
3,245	Newark Unified School Dist., GO, zero coupon, 8/1/26,
	Ser. D (FSA)	Aaa/AAA	1,220,704
	Oakland Redev. Agcy., Tax Allocation,
1,395	5.25%, 9/1/27	NR/A-	1,421,017
2,185	5.25%, 9/1/33	NR/A-	2,219,501
1,000	Orange Cnty. Community Facs. Dist., Special Tax,
	No. 01-1-Ladera Ranch,
	6.00%, 8/15/25, Ser. A (Pre-refunded @ $101, 8/15/10) (a)	NR/AAA	1,102,030
12,000	Orange Cnty. Sanitation Dist., CP, 5.25%, 2/1/30 (FGIC)	Aaa/AAA	12,597,120
	Palmdale Community Redev. Agcy., Tax Allocation (AMBAC),
1,230	zero coupon, 12/1/30	Aaa/AAA	366,134
1,230	zero coupon, 12/1/31	Aaa/AAA	346,725
1,225	zero coupon, 12/1/32	Aaa/AAA	327,736
1,750	Paramount Unified School Dist., GO, zero coupon,
	9/1/23, Ser. B (FSA)	Aaa/AAA	760,918
	Perris Public Financing Auth. Rev., Tax Allocation,
1,190	4.75%, 10/1/23, Ser. B (MBIA)	Aaa/AAA	1,210,385
780	5.375%, 10/1/20, Ser. C	NR/BBB	799,656
1,800	5.625%, 10/1/31, Ser. C	NR/BBB	1,869,480
10,150	Placer Union High School Dist., GO, zero coupon, 8/1/33 (FSA)	Aaa/AAA	2,619,918
	Poway Unified School Dist., Special Tax,
	Community Facs. Dist. No. 6,
2,700	5.125%, 9/1/28	NR/NR	2,655,801
1,500	5.50%, 9/1/25	NR/NR	1,522,335
3,000	5.60%, 9/1/33	NR/NR	3,045,900

16 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Community Facs. Dist. No. 6 Area A,
$ 1,000	6.05%, 9/1/25	NR/NR	$1,054,840
5,500	6.125%, 9/1/33	NR/NR	5,792,710
2,300	Community Facs. Dist. No. 6 Area B, 5.125%, 9/1/28	NR/NR	2,300,644
	Community Facs. Dist. No. 10,
1,000	5.65%, 9/1/25	NR/NR	1,014,060
2,200	5.70%, 9/1/32	NR/NR	2,228,292
2,000	Rancho Cucamonga Community Facs. Dist., Special Tax,
	6.375%, 9/1/31, Ser. A	NR/NR	2,105,160
1,500	Richmond Wastewater Rev., zero coupon, 8/1/30 (FGIC)	Aaa/AAA	453,930
3,510	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	Aaa/AAA	3,580,200
	Riverside Unified School Dist., Community Facs., Dist. No. 15,
	Special Tax, Ser. A,
1,000	5.15%, 9/1/25	NR/NR	1,005,760
1,000	5.25%, 9/1/30	NR/NR	1,007,200
1,000	5.25%, 9/1/35	NR/NR	1,005,300
	Rocklin Unified School Dist., GO (FGIC),
5,000	zero coupon, 8/1/24	Aaa/AAA	2,087,250
4,000	zero coupon, 8/1/25	Aaa/AAA	1,585,440
4,000	zero coupon, 8/1/26	Aaa/AAA	1,504,720
4,500	zero coupon, 8/1/27	Aaa/AAA	1,602,720
	Roseville Redev. Agcy., Tax Allocation (MBIA),
3,730	5.00%, 9/1/27	Aaa/AAA	3,838,841
3,365	5.00%, 9/1/32	Aaa/AAA	3,442,294
2,155	5.00%, 9/1/33	Aaa/AAA	2,203,013
4,500	Sacramento City Financing Auth. Rev., Ser. A,
	5.00%, 12/1/32, (Pre-refunded @ $100, 12/1/12) (FSA)(a)	Aaa/AAA	4,824,000
4,730	North Natomas CFD No. 2, 6.25%, 9/1/23	NR/NR	4,848,014
12,490	Sacramento Cnty. Airport System Rev., 5.00%, 7/1/32, Ser. A (FSA)	Aaa/AAA	12,711,947
	San Diego Cnty. Water Auth. Water Rev., CP, Ser. A (MBIA),
8,285	5.00%, 5/1/28	Aaa/AAA	8,508,446
8,000	5.00%, 5/1/29	Aaa/AAA	8,206,160
	San Diego Public Facs. Financing Auth. Lease Rev.,
1,000	5.00%, 5/15/29, Ser. A (FGIC)	Aaa/AAA	1,026,290
1,500	Fire & Life Safety Facs., 5.00%, 4/1/32 (MBIA)	Aaa/AAA	1,525,650
14,000	San Diego Public Facs. Financing Auth. Water Rev.,
	5.00%, 8/1/32 (MBIA)	Aaa/AAA	14,282,800
	San Francisco City & Cnty. Airport Community,
	Int’l Airport Rev. (MBIA),
5,585	4.50%, 5/1/28, Ser. 2	Aaa/AAA	5,403,320
20,300	5.00%, 5/1/32, Ser 28B	Aaa/AAA	20,862,716
10,405	San Joaquin Hills Transportation Corridor Agcy.
	Toll Road Rev., zero coupon, 1/1/25	Aaa/AAA	4,327,440
10,190	San Jose, Libraries & Parks, GO, 5.125%, 9/1/31	Aa1/AA+	10,483,574
	San Juan Unified School Dist., GO (FSA),
1,770	zero coupon, 8/1/23	Aaa/AAA	779,225
6,105	zero coupon, 8/1/26	Aaa/AAA	2,296,579
4,835	San Mateo Foster City School Dist., GO,
	5.10%, 8/1/31, (Pre-refunded @ $101, 8/1/11) (FGIC)(a)	Aaa/AAA	5,196,948

5.31.06 | PIMCO Municipal Income Funds II Annual Report 17

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$ 2,300	San Mateo Union High School Dist., GO, zero coupon,
	9/1/20 (FGIC)	Aaa/AAA	$1,178,773
1,730	San Rafael City High School Dist., GO, 5.00%, 8/1/27,
	Ser. B (FSA)	Aaa/AAA	1,774,080
3,280	San Rafael Elementary School Dist., GO, 5.00%, 8/1/27,
	Ser. B (FSA)	Aaa/AAA	3,363,574
	Santa Clara Unified School Dist., GO (MBIA),
2,755	5.00%, 7/1/25	Aaa/AAA	2,840,680
2,895	5.00%, 7/1/26	Aaa/AAA	2,981,908
3,040	5.00%, 7/1/27	Aaa/AAA	3,116,638
1,260	Santa Cruz Cnty., Rev., 5.25%, 8/1/32	A3/NR	1,301,240
	Santa Margarita Water Dist., Special Tax,
2,000	6.00%, 9/1/30	NR/NR	2,089,180
3,000	6.25%, 9/1/29	NR/NR	3,227,820
2,000	Santa Monica Community College Dist., GO, zero coupon,
	8/1/26, Ser. C (MBIA)	AAA/AAA	730,500
	Saugus Hart School Facs. Financing Auth., Special Tax,
	Community Facs. Dist. 00-1,
1,140	6.10%, 9/1/32	NR/NR	1,161,318
2,260	6.125%, 9/1/33	NR/NR	2,302,217
1,000	Shasta Union High School Dist., GO, zero coupon, 8/1/24 (FGIC)	Aaa/AAA	417,450
2,745	South Tahoe JT Powers Parking Financing Auth. Rev., 7.00%,
	12/1/27, Ser. A	NR/NR	2,676,622
1,800	Southern Mono Health Care Dist., GO, zero coupon, 8/1/26 (MBIA)	Aaa/AAA	663,930
900	State Department of Water Res. Rev., Central VY Project,
	5.00%, 12/1/25, Ser. AC (MBIA)	Aaa/AAA	937,260
	State Public Works Board Lease Rev., UCLA Replacement Hospital,
9,605	5.00%, 10/1/22, Ser. A (FSA)	Aaa/AAA	9,924,846
7,095	5.00%, 4/1/26	Aa2/AA-	7,308,843
1,710	State Univ. Rev., 5.00%, 11/1/33, Ser. A (AMBAC)	Aaa/AAA	1,745,602
	Statewide Community Dev. Auth. Rev.,
3,555	Bentley School, 6.75%, 7/1/32	NR/NR	3,846,865
9,700	Health Fac., Jewish Home, 5.50%, 11/15/33 (CA ST Mtg.)	NR/A+	10,201,102
2,770	Kaiser Permanente, 5.50%, 11/1/32, Ser. A	A3/A+	2,881,908
3,000	Live Oak School, 6.75%, 10/1/30	NR/NR	3,123,000
1,170	Wildwood Elementary School, CP, 6.10%, 11/1/15	NR/NR	1,171,088
1,775	Statewide Financing Auth. Tobacco Settlement Rev.,
	5.625%, 5/1/29	Baa3/NR	1,833,788
7,750	Tamalpais Union High School Dist., GO, 5.00%, 8/1/27 (FSA)	Aaa/AAA	7,968,472
	Tobacco Securitization Agcy. Rev.,
4,500	Alameda Cnty., 6.00%, 6/1/42	Baa3/NR	4,694,940
7,000	Gold Country, zero coupon, 6/1/33 (c)	NR/BBB	1,484,280
	Fresno Cnty.,
4,045	5.625%, 6/1/23	Baa3/BBB	4,077,926
10,000	6.00%, 6/1/35	Baa3/BBB	10,501,400
1,800	Stanislaus Fdg., 5.875%, 6/1/43, Ser. A	Baa3/NR	1,866,510
995	Tracy Community Facs. Dist., Special Tax,
	No. 99-2 South Macarthur Area, 6.00%, 9/1/27	NR/NR	1,018,293
10,000	Ventura Cnty. Community College Dist., GO, 5.00%,
	8/1/27, Ser. A (MBIA)	Aaa/AAA	10,320,900

18 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$ 1,555	Ventura Unified School Dist., GO, 5.00%, 8/1/32, Ser. F (FSA)	Aaa/AAA	$1,595,461
2,000	Vernon Electric System Rev., Malburg Generating Station,
	5.50%, 4/1/33, (Pre-refunded @ $100, 4/1/08) (a)	Aaa/NR	2,068,480
	Victor Elementary School Dist., GO, Ser. A (FGIC),
1,125	zero coupon, 8/1/24	Aaa/AAA	469,631
2,410	zero coupon, 8/1/26	Aaa/AAA	906,594
1,000	Vista Unified School Dist., GO, zero coupon, 8/1/26, Ser. A (FSA)	Aaa/AAA	376,180
	West Contra Costa Univ. School Dist., GO, Ser. A (MBIA),
2,740	5.00%, 8/1/26	Aaa/AAA	2,814,227
2,690	5.00%, 8/1/28	Aaa/AAA	2,756,685
1,890	5.00%, 8/1/31	Aaa/AAA	1,928,934
3,375	Westlands Water Dist. Rev., CP, 5.00%, 9/1/34 (MBIA)	Aaa/AAA	3,440,441
2,000	William S. Hart JT School Financing Auth. Rev., 5.625%, 9/1/34	NR/BBB+	2,084,600
2,110	Yuba City Unified School Dist., GO, zero coupon, 9/1/25 (FGIC)	Aaa/AAA	825,179

	Total California Municipal Bonds & Notes
	(cost-$548,116,075)		577,716,260

OTHER MUNICIPAL BONDS & NOTES—3.4%
	Iowa—2.2%
16,100	Tobacco Settlement Auth. of Iowa Rev., zero coupon,
	6/1/34, Ser. B	Baa3/BBB	15,051,246

	New York—0.5%
3,250	State Dormitory Auth. Rev., Hospital, 6.25%, 8/15/15 (FHA)	Aa2/AAA	3,670,290

	Puerto Rico—0.7%
2,000	Electric Power Auth., Power Rev., 5.125%, 7/1/29, Ser. NN	A3/BBB+	2,032,520
2,505	Public Building Auth. Rev., Gov’t Facs., 5.00%, 7/1/36, Ser. I (GTD)	Baa3/BBB	2,508,207

			4,540,727

	Total Other Municipal Bonds & Notes (cost-$22,724,997)		23,262,263

	CALIFORNIA VARIABLE RATE NOTES (b) (d) (e)—8.6%
2,500	Coronado Community Dev. Agcy., Tax Allocation, 8.631%,
	9/1/35 (AMBAC)	NR/AAA	2,476,100
	Golden State Tobacco Securitization Corp.,
	Tobacco Settlement Rev. (FGIC),
2,000	10.31%, 6/1/35, Ser. 1220	Aaa/AAA	2,227,400
9,000	10.31%, 6/1/38, Ser. 1218	Aaa/AAA	9,947,250
	Los Angeles Dept. of Water & Power Rev. ,
3,000	9.06%, 7/1/30, Ser. 1243 (FSA)	Aaa/AAA	3,032,400
3,000	17.294%, 7/1/35, Ser. 500 (FSA)	Aaa/NR	3,903,300
3,390	Waterworks Rev., 10.91%, 7/1/41, Ser. 754 (FGIC-TCRS)	Aaa/NR	3,757,137
2,000	Manteca Redev. Agcy., Tax Allocation, 10.497%, 10/1/36 (AMBAC)	Aaa/AAA	2,231,300
1,500	Modesto Public Financing Auth. Lease Rev., 10.28%, 9/1/29,
	Ser. 354 (AMBAC)	Aaa/NR	1,697,775
3,961	Oakland, GO, 10.28%, 1/15/32, Ser. 756 (FGIC)	Aaa/NR	4,426,061
2,000	Placentia-Yorba Linda Unified School Dist., CP, 10.31%,
	10/1/32 (FGIC)	Aaa/AAA	2,292,200

5.31.06 | PIMCO Municipal Income Funds II Annual Report 19

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$ 1,435	Sacramento Cnty. Sanitation Dist. Rev., 22.064%,
	12/1/35 (AMBAC)	Aaa/NR	$1,845,697
1,555	San Diego Unified School Dist., GO, 10.28%, 7/1/27,
	Ser. 758 (FGIC)	Aaa/NR	2,013,258
2,994	San Jose, GO, 10.28%, 9/1/32, Ser. 760 (MBIA)	Aaa/NR	3,388,010
1,830	San Jose Unified School Dist. Santa Clara Cnty., GO,
	10.28%, 8/1/27, Ser. 761 (FSA)	Aaa/NR	2,063,142
7,400	Statewide Financing Auth. Rev., 8.313%, 5/1/37	NR/NR	8,389,972
	Univ. Rev. ,
1,250	8.124%, 5/15/35 (FGIC)	Aaa/NR	1,218,700
425	9.035%, 5/15/35, Ser. 1119 (FSA)	NR/AAA	411,698
1,130	9.06%, 5/15/38, Ser. 1198	NR/AA-	1,065,703
2,000	10.28%, 9/1/28, Ser. 762 (FGIC)	Aaa/NR	2,339,480

	Total California Variable Rate Notes (cost-$56,215,868)		58,726,583

OTHER VARIABLE RATE NOTES (e)—2.5%
	Puerto Rico—2.5%
11,000	Public Building Auth. Rev., Gov’t Facs., 5.00%, 7/1/36,
	Ser. J (AMBAC-GTD)	Aaa/AAA	11,636,130
5,300	Public Finance Corp. Rev., Gov’t Facs., 5.75%, 8/1/27, Ser. A	Ba1/BBB-	5,654,464

	Total Other Variable Rate Notes (cost-$17,393,107)		17,290,594

CALIFORNIA VARIABLE RATE DEMAND NOTES (e) (f)—0.9%
800	Health Facs. Financing Auth. Rev., 3.50%, 6/1/06,
	Ser. B (AMBAC)	VMIG1/A-1+	800,000
2,200	State Department of Water Res. Rev., 3.51%, 6/1/06	VMIG1/A-1+	2,200,000
1,000	State of California, Daily Kindergarten Univ., GO,
	3.50%, 6/1/06	VMIG1/A-1+	1,000,000
2,100	Statewide Communities Dev. Auth. Rev., Chevron USA, Inc.
	Proj., 3.52%, 6/1/06	VMIG1/A-1+	2,100,000

	Total California Variable Rate Demand Notes (cost-$6,100,000)		6,100,000

U.S. TREASURY BILLS (g)—0.4%
3,115	4.49%-4.649%, 6/15/06 (cost-$3,109,522)		3,109,522

OPTIONS PURCHASED (h)—0.0%
Contracts

	Put Options—0.0%
	Eurodollar Futures, Chicago Mercantile Exchange,
204	strike price $92, expires 3/19/07		1,275
245	strike price $92.25, expires 3/19/07		1,531

	Total Options Purchased (cost-$4,266)		2,806

	Total Investments (cost-$653,663,835)-—100.0%		$686,208,028

20 PIMCO Municipal Income Funds II Annual Report | 5.31.06 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

NEW YORK MUNICIPAL BONDS & NOTES-81.0%
	Buffalo Municipal Water Finance Auth., Water System Rev.,
	Ser. B (Pre-refunded @ $100, 7/1/12) (FSA)(a),
$ 250	5.00%, 7/1/27	Aaa/AAA	$266,822
1,000	5.125%, 7/1/32	Aaa/AAA	1,074,020
2,400	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev.,
	6.00%, 11/15/36	NR/NR	2,482,920
10,000	Erie Cnty. Tobacco Asset Securitization Corp. Rev.,
	6.50%, 7/15/32, (Pre-refunded @ $101, 7/15/10) (a)	Ba1/AAA	11,140,200
	Metropolitan Transportation Auth. Rev.,
1,850	5.00%, 11/15/30, Ser. A (FSA)	Aaa/AAA	1,895,991
10,000	5.25%, 11/15/31, Ser. E	A2/A	10,438,000
7,000	Metropolitan Transportation Auth. Service Contract Rev.,
	5.35%, 7/1/31, Ser. B	Aaa/AAA	7,365,960
4,000	New York City, GO, 5.00%, 3/1/33, Ser. I	A1/AA-	4,061,400
	New York City Health & Hospital Corp. Rev., Ser. A,
1,100	5.375%, 2/15/26	A2/A-	1,129,458
2,000	5.45%, 2/15/26	A2/A-	2,070,000
	New York City Industrial Dev. Agcy. Rev.,
1,000	Eger Harbor, 4.95%, 11/20/32 (GNMA)	NR/AA+	1,004,090
1,500	Staten Island Univ. Hospital, 5.00%, 7/1/27	Aa2/NR	1,553,325
1,235	United Jewish Appeal Fed., 6.45%, 7/1/32	B2/NR	1,256,415
3,055	New York City Municipal Water Finance Auth.,
	Water & Sewer System Rev., 4.75%, 6/15/25,
	Ser. D (MBIA-IBC)	Aaa/AAA	3,078,065
10,000	New York City Transitional Finance Auth. Rev., 5.00%,
	11/1/27, Ser. B	Aa1/AAA	10,320,100
3,600	Port Auth. New York & New Jersey Rev., 5.00%, 4/15/32,
	Ser. 125 (FSA)	Aaa/AAA	3,726,900
7,500	State Dormitory Auth. Lease Rev., State Univ. Dormitory Facs.,
	5.00%, 7/1/32, (Pre-refunded @ $100, 7/1/12) (a)	Aa3/AA-	7,983,750
	State Dormitory Auth. Rev.,
2,600	Catholic Health of Long Island, 5.10%, 7/1/34	Baa1/BBB	2,611,856
2,000	Kaleida Health Hospital, 5.05%, 2/15/25 (FHA)	NR/AAA	2,061,560
5,300	Lenox Hill Hospital, 5.50%, 7/1/30	Ba2/NR	5,237,036
1,400	Long Island Univ., 5.25%, 9/1/28 (Radian)	Aa3/AA	1,451,058
1,500	Memorial Sloan-Kettering Center, 5.00%, 7/1/34, Ser. 1	Aa2/AA	1,525,860
8,850	North General Hospital, 5.00%, 2/15/25	NR/AA-	9,030,983
5,000	Saint Barnabas Hospital, 5.00%, 2/1/31, Ser. A (AMBAC-FHA)	Aaa/AAA	5,119,300
8,600	State Personal Income Tax,
	5.00%, 3/15/32, (Pre-refunded @ $100, 3/15/13) (a)	Aa3/AAA	9,189,874
1,250	Student Housing Corp., 5.125%, 7/1/34 (FGIC)	Aaa/AAA	1,307,513
4,270	Teachers College, 5.00%, 7/1/32 (MBIA)	Aaa/NR	4,395,922
2,000	Yeshiva Univ., 5.125%, 7/1/34 (AMBAC)	Aaa/NR	2,092,020
2,000	State Environmental Facs. Corp., State Clean Water & Drinking Rev.,
	5.125%, 6/15/31	Aaa/AAA	2,085,700
6,100	State Urban Dev. Corp., Personal Income Tax Rev.,
	5.00%, 3/15/33, Ser. C-1, (Pre-refunded @ $100, 3/15/13) (a)	Aa3/AAA	6,518,399

5.31.06 | PIMCO Municipal Income Funds II Annual Report 21

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Tobacco Settlement Asset Backed, Inc. Rev., Ser. 1,
$ 25,000	5.00%, 6/1/34	NR/BBB	$24,374,750
25,000	5.75%, 7/15/32, (Pre-refunded @ $100, 7/15/12) (a)	Aaa/AAA	27,635,250
10,000	6.375%, 7/15/39, (Pre-refunded @ $101, 7/15/09) (a)	Aaa/AAA	10,871,100
	Triborough Bridge & Tunnel Auth. Rev. (FGIC-TCRS),
710	5.00%, 1/1/32	Aaa/AAA	729,411
3,990	5.00%, 1/1/32, (Pre-refunded @ $100, 1/1/12) (a)	Aaa/AAA	4,238,577
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Fac. Rev.,
	Glens Falls Hospital, 5.00%, 12/1/35, Ser. A (FSA)	Aaa/AAA	2,052,740
750	Westchester Cnty. Industrial Dev. Agcy. Continuing
	Care Retirement Rev., Kendal on Hudson, 6.50%, 1/1/34	NR/NR	788,288

	Total New York Municipal Bonds & Notes (cost-$183,160,916)		194,164,613

OTHER MUNICIPAL BONDS & NOTES—6.8%
	California—3.3%
	Alameda Unified School Dist., Alameda Cnty., GO, Ser. A (FSA),
3,500	zero coupon, 8/1/24	Aaa/AAA	1,474,095
3,000	zero coupon, 8/1/25	Aaa/AAA	1,200,240
5,000	California Cnty., Tobacco Securitization Agcy. Rev.,
	zero coupon, 6/1/28	Baa3/NR	3,983,250
3,130	Covina Valley Unified School Dist., GO,
	zero coupon, 6/1/25, Ser. B (FGIC)	Aaa/AAA	1,250,623

			7,908,208

	Colorado—0.1%
210	Dawson Ridge Dist. No. 1, GO, zero coupon, 10/1/22, Ser. A	Aaa/NR	96,516

	Puerto Rico—3.4%
5,675	Children’s Trust Fund, Tobacco Settlement Rev.,
	5.625%, 5/15/43	Baa3/BBB	5,831,800
1,500	Commonwealth Highway & Transportation Auth. Rev.,
	5.25%, 7/1/38, Ser. D, (Pre-refunded @ $100, 7/1/12) (a)	Baa3/AAA	1,621,125
750	Electric Power Auth., Power Rev., 5.125%, 7/1/29, Ser. NN	A3/BBB+	762,195

			8,215,120

	Total Other Municipal Bonds & Notes (cost-$15,384,725)		16,219,844

NEW YORK VARIABLE RATE NOTES (b) (d) (e)—10.0%
561	Liberty Dev. Corp. Rev., 14.08%, 10/1/35, Ser. 1251	Aa3/NR	873,780
5,595	Long Island Power Auth. Electric System Rev.,
	11.46%, 12/1/26, Ser. 339 (MBIA-IBC)	Aaa/NR	6,739,177
715	Mortgage Agcy. Rev., 8.98%, 10/1/27, Ser. 1199	Aa1/NR	733,719
	New York City Municipal Water Finance Auth.,
	Water & Sewer System Rev.,
1,250	7.216%, 6/15/32	NR/NR	1,359,050
3,750	7.716%, 6/15/34	NR/NR	4,255,950
1,500	7.73%, 6/15/33, Ser. 1249	Aa2/NR	1,249,425
1,950	New York City Trust for Cultural Res. Rev., 7.210%, 2/1/34 (FGIC)	NR/NR	2,173,899
2,475	State Dormitory Auth. Rev., 8.006%, 5/15/31 (AMBAC)	NR/AAA	3,615,356

22 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$ 1,250	State Dormitory Auth. Rev., Drivers,
	8.704%, 6/1/13, Ser. 931 (Radian)	Aa3/NR	$1,363,750
1,300	State Urban Dev. Corp. Rev., 10.497%, 3/15/35	NR/AAA	1,485,575

	Total New York Variable Rate Notes (cost-$23,923,968)		23,849,681

OTHER VARIABLE RATE NOTES (e)—0.8%
	Puerto Rico-0.8%
1,900	Public Finance Corp. Rev., 5.75%, 8/1/27,
	Ser. A (cost-$2,019,491)	Ba1/BBB-	2,027,072

NEW YORK VARIABLE RATE DEMAND NOTES (e)(f)—0.8%
1,800	New York City Transitional Finance Auth. Rev.,
	3.50%, 6/1/06, Ser. C (cost-$1,800,000)	VMIG1/A-1+	1,800,000

U.S. TREASURY BILLS (g)—0.6%
1,530	4.49%-4.65%,6/15/06 (cost-$1,527,310)		1,527,310

	Total Investments (cost-$227,816,410)—100.0%		$239,588,520

Notes to Schedules of Investments:
*	Unaudited
(a)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).
(b)	144A Security — Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	When-issued or delayed-delivery security. To be settled/delivered after May 31, 2006.
(d)	Residual Interest Municipal Bonds (“RIBS”)/Residual Interest Tax Exempt Bonds (“RITES”) — The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index.
(e)	Variable Rate Notes — Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2006.
(f)	Maturity date shown is date of next put.
(g)	All or partial amount segregated as collateral for futures contracts.
(h)	Non-income producing.

5.31.06 | PIMCO Municipal Income Funds II Annual Report 23

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2006

Glossary:

AMBAC — insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins. — insured by California Mortgage Insurance
CA ST Mtg. — insured by California State Mortgage
CP — Certificates of Participation
FGIC — insured by Financial Guaranty Insurance Co.
FHA — insured by Federal Housing Administration
FSA — insured by Financial Security Assurance, Inc.
GNMA — insured by Government National Mortgage Association
GO — General Obligation Bond
GTD — Guaranteed
IBC — Insurance Bond Certificate
MBIA — insured by Municipal Bond Investors Assurance
NR — Not Rated
PSF—GTD — Permanent School Fund Guaranteed
Radian — insured by Radian Guaranty, Inc.
TCRS — Temporary Custodian Receipts
XLCA — insured by XL Capital Assurance

24 PIMCO Municipal Income Funds II Annual Report | 5.31.06 | See accompanying Notes to Financial Statements

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PIMCO Municipal Income Funds II Statements of Assets and Liabilities
May 31, 2006

		California	New York
	Municipal II	Municipal II	Municipal II

Assets:
Investments, at value (cost-$1,233,244,158, $653,663,835
and $227,816,410, respectively)	$1,332,546,515	$686,208,028	$239,588,520

Cash	22,043,171	10,456,173	1,335,562

Interest receivable	17,105,989	10,383,883	3,998,750

Receivable for variation margin on futures contracts	1,220,424	378,062	120,502

Receivable for investments sold	310,000	130,000	—

Prepaid expenses	42,509	25,585	18,371

Total Assets	1,373,268,608	707,581,731	245,061,705

Liabilities:
Dividends payable to common and preferred shareholders	4,268,764	2,207,760	733,605

Investment management fees payable	579,720	298,159	103,365

Payable for variation margin on futures contracts	328,989	57,185	43,922

Accrued expenses	259,353	156,459	92,603

Payable for investments purchased	—	1,483,300	—

Total Liabilities	5,436,826	4,202,863	973,495

Preferred shares ($0.00001 par value and $25,000 net
asset and liquidation value per share applicable to
an aggregate of 20,200, 10,400 and 3,600 shares
issued and outstanding, respectively)	505,000,000	260,000,000	90,000,000

Net Assets Applicable to Common Shareholders	$862,831,782	$443,378,868	$154,088,210

Composition of Net Assets Applicable to
Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$587	$304	$105

Paid-in-capital in excess of par	834,036,614	432,113,919	149,184,079

Dividends in excess of net investment income	(1,251,379)	(1,032,143)	(733,605)

Accumulated net realized loss	(87,628,060)	(28,393,131)	(7,517,120)

Net unrealized appreciation of investments and futures
contracts	117,674,020	40,689,919	13,154,751

Net Assets Applicable to Common Shareholders	$862,831,782	$443,378,868	$154,088,210

Common Shares Outstanding	58,658,072	30,411,879	10,513,038

Net Asset Value Per Common Share	$ 14.71	$ 14.58	$ 14.66

26 PIMCO Municipal Income Funds II Annual Report | 5.31.06 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Statements of Operations
For the year ended May 31, 2006

		California	New York
	Municipal II	Municipal II	Municipal II

Investment Income:
Interest	$71,476,628	$36,400,264	$12,924,863

Expenses:
Investment management fees	8,864,364	4,571,104	1,582,429

Auction agent fees and commissions	1,289,966	676,766	236,010

Custodian and accounting agent fees	432,314	229,437	97,062

Reports to shareholders	145,916	67,377	38,576

Audit and tax services	100,306	66,698	52,154

Trustees’ fees and expenses	70,495	39,487	15,852

Transfer agent fees	50,261	40,605	39,017

New York Stock Exchange listing fees	45,607	23,608	20,817

Legal fees	32,258	14,406	4,940

Insurance expense	32,216	17,828	8,314

Investor relations	11,261	6,570	2,130

Miscellaneous	13,430	10,015	8,316

Total expenses	11,088,394	5,763,901	2,105,617

Less: investment management fees waived	(2,045,623)	(1,054,870)	(365,176)

custody credits earned on cash balances	(363,799)	(134,765)	(12,573)

Net expenses	8,678,972	4,574,266	1,727,868

Net Investment Income	62,797,656	31,825,998	11,196,995

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:

Investments	(788,345)	(264,825)	92,383

Futures contracts	(19,803,276)	(5,211,400)	(1,263,924)

Options written	5,198,205	3,512,109	1,133,736

Net change in unrealized appreciation/depreciation on:
Investments	(20,130,613)	(11,666,264)	(2,104,303)

Futures contracts	35,710,163	14,830,914	3,076,828

Options written	927,139	567,380	199,189

Net realized and change in unrealized gain on investments,
futures contracts and options written	1,113,273	1,767,914	1,133,909

Net Increase in Net Assets Resulting from
Investment Operations	63,910,929	33,593,912	12,330,904

Dividends on Preferred Shares from
Net Investment Income	(13,697,379)	(6,356,144)	(2,367,860)

Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Investment Operations	$50,213,550	$27,237,768	$9,963,044

See accompanying Notes to Financial Statements | 5.31.06 | PIMCO Municipal Income Funds II Annual Report 27

PIMCO Municipal Income Funds II	Statements of Changes in Net Assets
Applicable to Common Shareholders

	Municipal II

	Year ended

	May 31, 2006	May 31, 2005

Investment Operations:
Net investment income	$62,797,656	$64,807,639

Net realized loss on investments, futures contracts and options written	(15,393,416)	(56,492,627)

Net change in unrealized appreciation/depreciation of investments, futures
contracts and options written	16,506,689	104,781,470

Net increase in net assets resulting from investment operations	63,910,929	113,096,482

Dividends to Preferred Shares from Net investment income:	(13,697,379)	(8,269,559)

Net increase in net assets applicable to common shareholders
resulting from investment operations	50,213,550	104,826,923

Dividends to Common Shareholders from Net investment income:	(55,835,634)	(58,819,603)

Capital Share Transactions:
Reinvestment of dividends	6,163,881	3,612,366

Total increase in net assets applicable to common shareholders	541,797	49,619,686

Net Assets Applicable to Common Shareholders:
Beginning of year	862,289,985	812,670,299

End of year (including undistributed (dividends in excess of) net investment income of $(1,251,379) and $5,483,978; $(1,032,143) and $1,703,352;
$(733,605) and $(41,926); respectively)	$862,831,782	$862,289,985

Common Shares Issued in Reinvestment of Dividends:	417,928	247,531

28 PIMCO Municipal Income Funds II Annual Report | 5.31.06 | See accompanying Notes to Financial Statements

California Municipal II		New York Municipal II

Year ended		Year ended

May 31, 2006	May 31, 2005	May 31, 2006	May 31, 2005

$31,825,998	$31,511,574	$11,196,995	$11,114,342

(1,964,116)	(15,854,430)	(37,805)	(3,938,025)

3,732,030	50,065,774	1,171,714	15,598,114

33,593,912	65,722,918	12,330,904	22,774,431

(6,356,144)	(3,645,115)	(2,367,860)	(1,342,842)

27,237,768	62,077,803	9,963,044	21,431,589

(28,205,349)	(29,434,247)	(9,597,690)	(10,169,499)

2,750,671	1,293,066	910,722	592,411

1,783,090	33,936,622	1,276,076	11,854,501

441,595,778	407,659,156	152,812,134	140,957,633

$443,378,868	$441,595,778	$154,088,210	$152,812,134

187,096	91,921	61,504	41,816

See accompanying Notes to Financial Statements | 5.31.06 | PIMCO Municipal Income Funds II Annual Report 29

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2006

1. Organization and Significant Accounting Policies
PIMCO Municipal Income Fund II (‘’Municipal II’’), PIMCO California Municipal Income Fund II (‘’California Municipal II’’) and PIMCO New York Municipal Income Fund II (‘’New York Municipal II’’), collectively referred to as the ‘’Funds’’, were organized as Massachusetts business trusts on March 29, 2002. Prior to commencing operations on June 28, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the ‘’Investment Manager’’), serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (‘’Allianz Global’’). Allianz Global is an indirect majority-owned subsidiary of Allianz AG. The Funds have an unlimited amount of $0.00001 par value common stock authorized.

Municipal II invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. California Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. New York Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will seek to avoid bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds based upon events that have not been asserted. However, the Funds expect the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The independent pricing service uses information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ net asset values are determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

30 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2006

1. Organization and Significant Accounting Policies (continued)

(c) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. Each Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the year ended May 31, 2006, New York Municipal II had a permanent difference attributable to non-deductible excise taxes and an over distribution of taxable income. The adjustment was to decrease distributions in excess of net investment income and decrease paid-in capital in excess of par by $76,876. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital.

(e) Futures Contracts
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities, equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Option Transactions
The Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategy. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently adjusted to the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value.

(g) Residual Interest Municipal Bonds (“RIBS”)/Residual Interest Tax Exempt Bonds (“RITES”)
The Funds invest in RIBS and RITES whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS and RITES are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term

5.31.06 | PIMCO Municipal Income Funds II Annual Report 31

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2006

1. Organization and Significant Accounting Policies (continued)

component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in RIBS and RITES typically will involve greater risk than an investment in a fixed-rate bond. The Funds may also invest in RIBS and RITES for the purpose of increasing their leverage.

(h) When-Issued/Delayed-Delivery Transactions
When-issued or delayed-delivery basis transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, consequently, such fluctuations are taken into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Funds do not participate in future gains and losses with respect to the security.

(i) Custody Credits Earned on Cash Balances
The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

2. Investment Manager/Sub-Adviser
Each Fund has entered into an Investment Management Agreement (the “Agreements”) with the Investment Manager. Subject to the supervision by each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and other administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fee for each Fund at the annual rate of 0.15% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding, from the commencement of operations through June 30, 2007, and for a declining amount thereafter through June 30, 2009.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”) to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all investment decisions for the Funds. The Investment Manager, not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services, at the maximum annual rate of 0.50% of each Funds’ average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. The Sub-Adviser has contractually agreed to waive a portion of the fees it is entitled to receive from the Investment Manager, such that the Sub-Adviser will receive 0.26% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding, from the commencement of the Funds’ operations through June 30, 2007, and will receive an increasing amount not to exceed 0.50% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding thereafter through June 30, 2009.

3. Investments in Securities
For the year ended May 31, 2006, purchases and sales of investments, other than short-term securities, were:

		California	New York
	Municipal II	Municipal II	Municipal II

Purchases	$268,304,639	$241,737,580	$103,271,237
Sales	302,224,292	241,973,639	91,721,709

32 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2006

3. Investments in Securities (continued)

(a) Futures contracts outstanding at May 31, 2006:

			Notional		Unrealized
			Amount	Expiration	Appreciation
Fund		Type	(000)	Date	(Depreciation)

Municipal II	Long:	Euro 90 day Futures	$58	6/18/07	$(27,600)
		Euro 90 day Futures	58	9/17/07	(27,888)
		Euro 90 day Futures	58	12/17/07	(28,462)
		Euro 90 day Futures	58	3/17/08	(28,175)
		U.S. Treasury Notes 5 yr. Futures	5,189	9/29/06	(2,113,896)
	Short:	U.S. Treasury Bond Futures	(3,634)	6/21/06	19,950,272
		U.S. Treasury Bond Futures	(1,425)	9/20/06	531,640
		U.S. Treasury Notes 10 yr. Futures	(251)	9/20/06	115,772

					$18,371,663

California Municipal II	Long:	Euro 90 day Futures	$653	6/18/07	$(253,975)
		Euro 90 day Futures	653	9/17/07	(254,663)
		Euro 90 day Futures	653	12/17/07	(261,188)
		Euro 90 day Futures	653	3/17/08	(257,925)
		U.S. Treasury Notes 5 yr. Futures	1,533	9/29/06	(607,109)
	Short:	U.S. Treasury Bond Futures	(2,009)	6/21/06	9,519,992
		U.S. Treasury Bond Futures	(630)	9/20/06	234,922
		U.S. Treasury Notes 10 yr. Futures	(62)	9/20/06	25,672

					$8,145,726

New York Municipal II	Long:	U.S. Treasury Notes 5 yr. Futures	$233	9/29/06	$(112,234)
	Short:	U.S. Treasury Bond Futures	(289)	6/21/06	1,424,266
		U.S. Treasury Bond Futures	(95)	9/20/06	55,703
		U.S. Treasury Notes 10 yr. Futures	(36)	9/20/06	14,906

					$1,382,641

(b) Transactions in options written for the year ended May 31, 2006:

	Contracts	Premiums

Municipal II
Options outstanding, May 31, 2005	2,365	$2,248,095
Options written	11,277	3,308,134
Options expired	(11,102)	(4,824,118)
Options terminated in closing purchase transactions	(2,540)	(732,111)

Options outstanding, May 31, 2006	—	$—

California Municipal II
Options outstanding, May 31, 2005	2,391	$1,913,573
Options written	6,074	1,781,431
Options expired	(7,109)	(3,303,382)
Options terminated in closing purchase transactions	(1,356)	(391,622)

Options outstanding, May 31, 2006	—	$—

New York Municipal II
Options outstanding, May 31, 2005	813	$677,170
Options written	1,757	508,413
Options expired	(2,180)	(1,073,216)
Options terminated in closing purchase transactions	(390)	(112,367)

Options outstanding May 31, 2006	—	$—

5.31.06 | PIMCO Municipal Income Funds II Annual Report 33

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2006

4. Income Tax Information

Municipal II:

The tax character of dividends paid were:

	Year ended	Year ended
	May 31, 2006	May 31, 2005

Ordinary Income	$ 4,296,868	$ 3,247,605
Tax Exempt Income	$65,236,145	$63,841,557

At May 31, 2006, there were no distributable earnings.

At May 31, 2006, Municipal II had a capital loss carryforward of $69,239,566 ($10,260,913 of which will expire in 2012, $54,505,416 of which will expire in 2013 and $4,473,237 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

California Municipal II:

The tax character of dividends paid were:

	Year ended	Year ended
	May 31, 2006	May 31, 2005

Ordinary Income	$ 1,211,673	$ 766,357
Tax Exempt Income	$33,349,820	$32,313,005

At May 31, 2006, there were no distributable earnings.

At May 31, 2006, California Municipal II had a capital loss carryforward of $20,248,865 ($3,919,943 of which will expire in 2012 and $16,328,922 of which will expire in 2013), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed. During the year ended May 31, 2006, California Municipal II utilized $3,417,098 of capital loss carryforwards.

New York Municipal II:

The tax character of dividends paid were:

	Year ended	Year ended
	May 31, 2006	May 31, 2005

Ordinary Income	$ 358,930	$ 146,663
Tax Exempt Income	$11,606,620	$11,365,678

At May 31, 2006, there were no distributable earnings.

At May 31, 2006, New York Municipal II had a capital loss carryforward of $6,134,479 ($378,802 of which will expire in 2012 and $5,755,677 of which will expire in 2013), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed. During the year ended May 31, 2006, New York Municipal II utilized $2,619,113 of capital loss carryforwards.

34 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2006

4. Income Tax Information (continued)

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2006 were:

		Gross	Gross	Net
	Cost of	Unrealized	Unrealized	Unrealized
	Investments	Appreciation	Depreciation	Appreciation

Municipal II	$1,233,260,989	$100,424,168	$1,138,642	$99,285,526
California Municipal II	653,663,835	33,828,966	1,284,773	32,544,193
New York Municipal II	227,816,410	13,131,799	1,359,689	11,772,110

The difference between book and tax basis unrealized appreciation/depreciation, if any, is attributable to wash sales.

5. Auction Preferred Shares
Municipal II has issued 4,040 shares of Preferred Shares Series A, 4,040 shares of Preferred Shares Series B, 4,040 shares of Preferred Shares Series C, 4,040 shares of Preferred Shares Series D and 4,040 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

California Municipal II has issued 2,080 shares of Preferred Shares Series A, 2,080 shares of Preferred Shares Series B, 2,080 shares of Preferred Shares Series C, 2,080 shares of Preferred Shares Series D and 2,080 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

New York Municipal II has issued 1,800 shares of Preferred Shares Series A and 1,800 shares of Preferred Shares Series B, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends and distributions of net realized long-term capital gains, if any, are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures.

For the year ended May 31, 2006, the annualized dividend rates ranged from:

	High	Low	At May 31, 2006

Municipal II:
Series A	4.35%	1.60%	3.29%
Series B	4.40%	2.00%	3.30%
Series C	4.45%	1.86%	3.15%
Series D	4.45%	2.00%	3.35%
Series E	4.35%	2.00%	3.35%
California Municipal II:
Series A	4.35%	0.75%	2.98%
Series B	4.40%	1.40%	3.10%
Series C	4.45%	0.90%	3.09%
Series D	4.45%	1.50%	3.01%
Series E	4.35%	1.60%	3.25%
New York Municipal II:
Series A	4.45%	1.60%	3.35%
Series B	4.35%	1.80%	3.30%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or triggering the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

5.31.06 | PIMCO Municipal Income Funds II Annual Report 35

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2006

6. Subsequent Common Dividend Declarations

On June 1, 2006, the following dividends were declared to common shareholders payable July 3, 2006 to shareholders of record on June 12, 2006:

Municipal II	$0.07 per common share
California Municipal II	$0.07 per common share
New York Municipal II	$0.06625 per common share

On July 3, 2006 the following dividends were declared to common shareholders payable August 1, 2006 to shareholders of record on July 13, 2006:

Municipal II	$0.07 per common share
California Municipal II	$0.07 per common share
New York Municipal II	$0.06625 per common share

7. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), the Investment Manager and certain of its affiliates, including the Sub-Adviser, (together, the ‘’Applicants’’) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to be issued against the Investment Manager or the affiliates with respect to any of the other matters referenced above, the Investment Manager or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

36 PIMCO Municipal Income Funds II Annual Report | 5.31.06

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5.31.06 | PIMCO Municipal Income Funds II Annual Report 37

PIMCO Municipal Income Funds II Financial Highlights
For a share of common stock outstanding throughout each period:

				For the period
	Year Ended			June 28, 2002*
				through
	May 31, 2006	May 31, 2005	May 31, 2004	May 31, 2003

Net asset value, beginning of period	$14.81	$14.01	$14.66	$14.33	**

Investment Operations:
Net investment income	1.08	1.11	1.17	0.93

Net realized and change in unrealized gain (loss)
on investments, futures contracts and options
written	0.01	0.84	(0.77)	0.53

Total from investment operations	1.09	1.95	0.40	1.46

Dividends and Distributions on Preferred
Shares from:
Net investment income	(0.23)	(0.14)	(0.08)	(0.08)

Net realized gains	—	—	—	(0.01)

Total dividends and distributions on preferred
shares	(0.23)	(0.14)	(0.08)	(0.09)

Net increase in net assets applicable to common
shareholders resulting from investment
operations	0.86	1.81	0.32	1.37

Dividends and Distributions to Common
Shareholders from:
Net investment income	(0.96)	(1.01)	(0.97)	(0.84)

Net realized gains	—	—	—	(0.09)

Total dividends and distributions to common
shareholders	(0.96)	(1.01)	(0.97)	(0.93)

Capital Share Transactions:
Common stock offering costs charged to paid-in
capital in excess of par	—	—	—	(0.02)

Preferred shares offering costs/underwriting
discounts charged to paid-in capital in excess
of par	—	—	—	(0.09)

Total capital share transactions	—	—	—	(0.11)

Net asset value, end of period	$14.71	$14.81	$14.01	$14.66

Market price, end of period	$14.45	$15.02	$13.31	$14.80

Total Investment Return (1)	2.63%	21.00%	(3.69)%	5.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders,
end of period (000)	$862,832	$862,290	$812,670	$846,885

Ratio of expenses to average net assets (2)(3)(5)	1.05%	1.02%	1.03%	0.95	%(4)

Ratio of net investment income to average net
assets (2)(5)	7.31%	7.71%	8.16%	6.99	%(4)

Preferred shares asset coverage per share	$67,701	$67,676	$65,224	$66,920

Portfolio turnover	20%	9%	26%	27%

38 PIMCO Municipal Income Funds II Annual Report | 5.31.06 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Financial Highlights
For a share of common stock outstanding throughout each period:

*	Commencement of operations.
**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Annualized.
(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. If such a waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.29% and 7.07%, respectively for the year ended May 31, 2006; 1.26% and
7.47%, respectively for the year ended May 31, 2005; 1.28% and 7.92%, respectively for the year ended May 31, 2004;
and 1.18% (annualized) and 6.76% (annualized), respectively for the period June 28, 2002 (commencement of operations) through May 31, 2003.

See accompanying Notes to Financial Statements | 5.31.06 | PIMCO Municipal Income Funds II Annual Report 39

PIMCO California Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

				For the period
	Year Ended			June 28, 2002*
				through
	May 31, 2006	May 31, 2005	May 31, 2004	May 31, 2003

Net asset value, beginning of period	$14.61	$13.53	$14.66	$14.33	**

Investment Operations:
Net investment income	1.05	1.05	1.13	0.87

Net realized and change in unrealized gain (loss)
on investments, futures contracts and options
written	0.06	1.13	(1.26)	0.46

Total from investment operations	1.11	2.18	(0.13)	1.33

Dividends on Preferred Shares from Net
Investment Income:	(0.21)	(0.12)	(0.07)	(0.07)

Net increase (decrease) in net assets applicable to
common shareholders resulting from investment
operations	0.90	2.06	(0.20)	1.26

Dividends to Common Shareholders from Net
Investment Income:	(0.93)	(0.98)	(0.93)	(0.81)

Capital Share Transactions:
Common stock offering costs charged to paid-in
capital in excess of par	—	—	—	(0.02)

Preferred shares offering costs/underwriting
discounts charged to paid-in capital in excess
of par	—	—	—	(0.10)

Total capital share transactions	—	—	—	(0.12)

Net asset value, end of period	$14.58	$14.61	$13.53	$14.66

Market price, end of period	$14.62	$14.76	$13.27	$14.78

Total Investment Return (1)	5.50%	19.14%	(3.92)%	4.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders,
end of period (000)	$443,379	$441,596	$407,659	$439,970

Ratio of expenses to average net assets (2)(3)(5)	1.06%	1.06%	1.07%	0.97	%(4)

Ratio of net investment income to average net
assets (2)(5)	7.18%	7.37%	8.08%	6.56	%(4)

Preferred shares asset coverage per share	$67,620	$67,451	$64,191	$67,301

Portfolio turnover	35%	9%	43%	84%

40 PIMCO Municipal Income Funds II Annual Report | 5.31.06 | See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

*	Commencement of operations.
**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
day of each period and a sale of a share of common stock at the current market price on the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
Total investment
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Annualized.
(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. If such a waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.30% and 6.94%, respectively for the year ended May 31, 2006; 1.30% and
7.13%, respectively for the year ended May 31, 2005; 1.31% and 7.83%, respectively for the year ended May 31, 2004;
and 1.20% (annualized) and 6.34% (annualized), respectively for the period June 28, 2002 (commencement of operations) through May 31, 2003.

See accompanying Notes to Financial Statements | 5.31.06 | PIMCO Municipal Income Funds II Annual Report 41

PIMCO New York Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

				For the period
	Year Ended			June 28, 2002*
				through
	May 31, 2006	May 31, 2005	May 31, 2004	May 31, 2003

Net asset value, beginning of period	$14.62	$13.54	$14.45	$14.33	**

Investment Operations:
Net investment income	1.07	1.07	1.06	0.86

Net realized and change in unrealized gain (loss)
on investments, futures contracts and options
written	0.11	1.12	(0.97)	0.28

Total from investment operations	1.18	2.19	0.09	1.14

Dividends on Preferred Shares from Net
Investment Income:	(0.23)	(0.13)	(0.07)	(0.08)

Net increase in net assets applicable to common
shareholders resulting from investment
operations	0.95	2.06	0.02	1.06

Dividends to Common Shareholders from Net
Investment Income:	(0.91)	(0.98)	(0.93)	(0.81)

Capital Share Transactions:
Common stock offering costs charged to paid-in
capital in excess of par	—	—	—	(0.03)

Preferred shares offering costs/underwriting
discounts charged to paid-in capital in excess
of par	—	—	—	(0.10)

Total capital share transactions	—	—	—	(0.13)

Net asset value, end of period	$14.66	$14.62	$13.54	$14.45

Market price, end of period	$14.14	$14.80	$13.05	$14.71

Total Investment Return (1)	1.65%	21.45%	(5.15)%	3.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders,
end of period (000)	$154,088	$152,812	$140,958	$149,606

Ratio of expenses to average net assets (2)(3)(5)	1.13%	1.14%	1.15%	1.02	%(4)

Ratio of net investment income to average net
assets (2)(5)	7.30%	7.53%	7.58%	6.47	%(4)

Preferred shares asset coverage per share	$67,785	$67,439	$64,148	$66,552

Portfolio turnover	39%	18%	18%	27%

42 PIMCO Municipal Income Funds II Annual Report | 5.31.06 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

*	Commencement of operations.
**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
day of each period and a sale of a share of common stock at the current market price on the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
Total investment
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Annualized.
(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. If such a waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.37% and 7.06%, respectively for the year ended May 31, 2006; 1.38% and
7.29%, respectively for the year ended May 31, 2005; 1.39% and 7.34%, respectively for the year ended May 31, 2004;
and 1.25% (annualized) and 6.25% (annualized), respectively for the period June 28, 2002 (commencement of operations) through May 31, 2003.

See accompanying Notes to Financial Statements | 5.31.06 | PIMCO Municipal Income Funds II Annual Report 43

PIMCO Municipal Income Funds II	Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of:

PIMCO Municipal Income Fund II,
PIMCO California Municipal Income Fund II and
PIMCO New York Municipal income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (collectively hereafter referred to as the “Funds”) at May 31, 2006, the results of each of their operations for the year ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 28, 2002 (commencement of operations) through May 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
July 18, 2006

44 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO Municipal Income Funds II	Privacy Policy, Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information
In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:
A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve months ended June 30, 2005 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www. sec.gov.

5.31.06 | PIMCO Municipal Income Funds II Annual Report 45

PIMCO Municipal Income Funds II Tax Information (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year-end (May 31, 2006) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that substantially all dividends paid from net investment income from the Funds during the tax period ended May 31, 2006 were federally exempt interest dividends. However, the Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentage of dividends paid from net investment income during the tax period which are taxable were:

Municipal II	6.18%
California Municipal II	3.51%
New York Municipal II	3.00%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2006. In January 2007, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2006. The amount that will be reported will be the amount to use on your 2006 federal income tax return and may differ from the amount which must be reported in connection with each Fund’s tax year ended May 31, 2006. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2007, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

46 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO Municipal Income Funds II Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

5.31.06 | PIMCO Municipal Income Funds II Annual Report 47

PIMCO Municipal Income Funds II Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 years:

The address of each trustee is 1345 Avenue of
the Americas, New York, NY 10105

Robert E. Connor	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate
Date of Birth: 9/17/34	Office, Smith Barney Inc.
Chairman of the Board of Trustees since: 2004
Trustee since: 2002
Term of office: Expected to stand for re-election
at 2006 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

Paul Belica	Retired. Formerly Director, Student Loan Finance Corp., Education
Date of Birth: 9/27/21	Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund,
Trustee since: 2002	Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC,
Term of office: Expected to stand for re-election	Xanthus Fund LLC & Wynstone Fund LLC; and Formerly, senior executive
at 2007 annual meeting of shareholders.	and member of the Board of Smith Barney, Harris Upham & Co.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

John J. Dalessandro II	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd.,
Date of Birth: 7/26/37	registered broker-dealer and member of the New York Stock Exchange.
Trustee since: 2002
Term of office: Expected to stand for re-election
at 2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund
complex

David C. Flattum †	Managing Director, Chief Operating Officer, General Counsel and
Date of Birth: 8/27/64	member of Management Board, Allianz Global Investors of America L.P.;
Trustee since: 2004	Member of Management board, Allianz Global Investors Fund
Term of office: Expected to stand for election at	Management LLC; Formerly, Head of Corporate Functions of Allianz
2008 annual meeting of shareholders.	Global Investors of America L.P.; Formerly, Partner, Latham & Watkins
Trustee/Director of 57 funds in Fund Complex	LLP (1998-2001).
Trustee/Director of no funds outside of Fund
Complex

Hans W. Kertess	President, H. Kertess & Co. L.P.; Formerly, Managing Director, Royal Bank
Date of Birth: 7/12/39	of Canada Capital Markets.
Trustee since: 2002
Term of office: Expected to stand for re-election
at 2006 annual meeting of shareholders.
Trustee/Director of 24 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex

R. Peter Sullivan III	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC,
Date of Birth: 9/4/41	specialist firm on the New York Stock Exchange.
Trustee since: 2002
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

†	Mr. Flattum is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. (“AGI”) and the Investment Manager. In addition to Mr. Flattum’s positions with affiliated persons of the Funds set forth in the table above, he holds the following positions with affiliated person: Managing Director, Chief Operating Officer, General Counsel & member of Management Board, AGI; Member of Management Board AGIFM; Director, PIMCO Global Advisors (Resources) Limited; Managing Director, Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holdings L.P., Allianz PacLife Partners LLC, PA Holdings LLC; Director and Chief Executive Officer, Oppenheimer Group, Inc.

Further information about Funds’ Trustees is available in the Funds’ Statement of Additional Information, dated June 25, 2002, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

48 PIMCO Municipal Income Funds II Annual Report | 5.31.06

PIMCO Municipal Income Funds II Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service	Principal Occupation(s) During Past 5 years:

Brian S. Shlissel	Executive Vice President, Allianz Global Investors Fund Management
Date of Birth: 11/14/64	LLC; President and Chief Executive Officer of 32 funds in the Fund
President & Chief Executive Officer since: 2002	Complex; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund Management LLC;
Date of Birth: 3/10/66	Treasurer, Principal Financial and Accounting officer of 24 funds in the
Treasurer, Principal Financial and Accounting	Fund Complex; Assistant Treasurer of 33 funds in the Fund Complex;
Officer since: 2002	Treasurer of 8 funds in the Fund Complex.

Thomas J. Fuccillo	Senior Vice President, Senior Counsel, Allianz Global Investors of
Date of Birth: 3/22/68	America L.P., Vice President, Secretary and Chief Legal Officer of 32 funds
Vice President, Secretary & Chief Legal Officer	in the Fund Complex. Formerly, Vice President and Associate General
since: 2004	Counsel, Neuberger Berman LLC (1991-2004).

Youse Guia	Senior Vice President, Group Compliance Manager, Allianz Global
Date of Birth: 9/3/72	Investors of America L.P., Chief Compliance Officer of 65 funds in the
Chief Compliance Officer since: 2004	Fund Complex. Formerly, Vice President, Group Compliance Manager,
Allianz Global Investors of America L.P. (2002-2004), Audit Manager,
Pricewaterhouse Coopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

5.31.06 | PIMCO Municipal Income Funds II Annual Report 49

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Trustees and Principal Officers
Robert E. Connor	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
John J. Dalessandro II	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
David C. Flattum	Youse Guia
Trustee	Chief Compliance Officer
Hans W. Kertess
Trustee
R. Peter Sullivan III
Trustee

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the ‘’Commission’’) for the first and third quarters of its fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) on the Funds’ website at www.allianzinvestors.com\closedendfunds (ii) on the Commission’s website at www.sec.gov, and (iii) at the Commission’s Public Reference Room located at the Commission’s headquarters’ office, 450 5th Street N.W. Room 1200, Washington, D.C. 20459, (202) 942-8090.

On December 30, 2005, the Funds submitted a CEO annual certification to the New York Stock Exchange (‘’NYSE’’) on which the each Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules each Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The Investment Managers code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for the last fiscal year (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $19,727 in 2005 and $22,706 in 2006.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $4,822 in 2005 and $5,046 in 2006. These services consist of accounting consultations, and agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares).

c)	Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $8,000 in 2005 and $9,000 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO New York Municipal Income Fund II (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:
     Federal, state and local income tax compliance; and, sales and use tax compliance
     Timely RIC qualification reviews
     Tax distribution analysis and planning
     Tax authority examination services
     Tax appeals support services
     Accounting methods studies
     Fund merger support service
     Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

	g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2005 Reporting Period was $2,548,181 and the 2006 Reporting Period was $2,205,889.

	h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess and R. Peter Sullivan III.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

     Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

     The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

     PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

     Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Allianz Global Investors Fund Management

Description of Proxy Voting Policy and Procedures

     The Registrant and its Board of Trustees have delegated to Allianz Global Investors Fund Management LLC (“Allianz Global Investors”), and Allianz Global Investors has in turn delegated to the sub-adviser, responsibility for voting any proxies relating to portfolio securities held by the Registrant in accordance with the sub-advisers’ proxy voting policies and procedures.

     Allianz Global Investors (for purposes of this description, a “Company”) typically votes proxies as part of its discretionary authority to manage accounts (except as provided below, Allianz Global Investors’ registered investment company clients), unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

     The Company has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. Deviation from a Company’s Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

     In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

     To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

     Conflicts of Interest. The Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

     Registered Investment Companies for which Allianz Global Investors Serves as Adviser. With respect to registered investment companies (“funds”) for which Allianz Global Investors serves as investment adviser, it is the policy of Allianz Global Investors that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. Allianz Global Investors believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, Allianz Global Investor’s policy is to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

     As of August 4, 2006, the following individual has primary responsibility for the day-today implementation of the PIMCO municipal Income Fund II (“PML”), PIMCO California Municipal Income Fund II (“PCK”) and PIMCO NY Municipal Income Fund II (“PNI”) (each a “Fund” and collectively, the “Funds”):

Mark V. McCray

     Mr. McCray is an Executive Vice President and portfolio manager responsible for PIMCO's municipal bond funds and tax-sensitive portfolios. He currently serves as Chairman of PIMCO's Shadow Investment Committee. He joined PIMCO in 2000 from Goldman, Sachs & Co. in New York, where he was Vice President and co-head of municipal bond trading, with primary responsibility for the firm's proprietary municipal trading. Mr. McCray has seventeen years of investment experience and holds bachelor's degrees in finance and real estate from Temple University and an MBA from The Wharton School of the University of Pennsylvania, with concentrations in finance, accounting, and strategic management.

(a)(2)

     The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of May 31, 2006, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment		Other Pooled Investment		Other Accounts
		Companies		Vehicles

PM	Fund	#	AUM ($million)	#	AUM ($million)	#	AUM ($million)

Mark V.	PML	13	4,547.85	2	739.37	19*	1552.86*
McCray
	PCK	13	5,214.81	2	739.37	19*	1552.86*

	PNI	13	5,675.20	2	739.37	19*	1552.86*

*	Of these other accounts, one account totaling $55.77 million in assets pay an advisory fee that is based in part on the performance of the accounts.

     From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

     Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

     Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Pacific Investment Management Company LLC (“PIMCO”) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

     Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

(a) (3)

     As of May 31, 2006, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

     PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

     Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

     In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

  3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;
  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
  Amount and nature of assets managed by the portfolio manager;
  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
  Contributions to asset retention, gathering and client satisfaction;
  Contributions to mentoring, coaching and/or supervising; and
  Personal growth and skills added.

     A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

     Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Eachportfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

     Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

     From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

     Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

     The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of 5/31/06.

PIMCO Municipal Income Fund II
PIMCO California Municipal Income Fund II
PIMCO New York Municipal Income Fund II

Portfolio Manager	Dollar Range of Equity Securities in the Funds

Mark V. McCray	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			Total Number
			of Shares Purchased	Maximum Number of
	Total Number	Average	as Part of Publicly	Shares that May yet Be
	of Shares	Price Paid	Announced Plans or	Purchased Under the Plans
Period	Purchased	Per Share	Programs	or Programs
June 2005	N/A	14.65	6,671	N/A
July 2005	N/A	14.74	6,308	N/A
August 2005	N/A	14.82	6,261	N/A
September 2005	N/A	14.96	6,119	N/A
October 2005	N/A	15.12	6,171	N/A
November 2005	N/A	14.46	6,411	N/A
December 2005	N/A	14.55	6,326	N/A
January 2006	N/A	15.29	6,185	N/A
February 2006	N/A	14.63	6,179	N/A
March 2006	N/A	14.92	4,873	N/A
April 2006	N/A	N/A	N/A	N/A
May 2006	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)	The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO New York Municipal Income Fund II

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date August 4, 2006

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date August 4, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date August 4, 2006

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date August 4, 2006